PROSPECTUS                                                           MAY 1, 1999

PACIFIC INNOVATIONS TRUST

MONEY MARKET FUND
MANAGED BOND FUND
CAPITAL INCOME FUND
BLUE CHIP FUND
MID-CAP EQUITY FUND
AGGRESSIVE GROWTH FUND
INTERNATIONAL FUND

     SHARES OF THE PACIFIC INNOVATIONS TRUST ARE SOLD ONLY AS THE
     UNDERLYING INVESTMENT FOR VARIABLE ANNUITY CONTRACTS ISSUED BY PACIFIC LIFE INSURANCE COMPANY.

     Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, BankAmerica Corporation or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in a Fund involves investment risk, including the possible loss of the principal amount invested. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a federal offense to suggest otherwise.

                                    CONTENTS

                                                                PAGE
                                                                ----
SUMMARY.....................................................       1
     Money Market Fund......................................       1
     Managed Bond Fund......................................       4
     Capital Income Fund....................................       7
     Blue Chip Fund.........................................      10
     Mid-cap Equity Fund....................................      12
     Aggressive Growth Fund.................................      14
     International Fund.....................................      16

OTHER INVESTMENT PRACTICES, CONSIDERATIONS AND RISK
  FACTORS...................................................      20

THE BUSINESS OF THE FUNDS...................................      29
     Other Investment Policies..............................      29
     Other Service Providers................................      31
     Year 2000 Compliance...................................      32
     Fee Waivers............................................      32

MORE ON THE FUNDS' SHARES...................................      32
     How to Buy Shares......................................      32
     How to Redeem Shares...................................      33
     How Are Shares Priced?.................................      33
     Can I Exchange My Investments from One Fund to
      Another?..............................................      33
     Dividends and Distributions............................      33

TAX INFORMATION.............................................      34

MEASURING PERFORMANCE.......................................      34
     Performance of the Funds...............................      34
     Prior Performance of the Manager and Investment Adviser
      in Composites of Similarly Managed Accounts...........      35

FINANCIAL HIGHLIGHTS........................................      37

                                    SUMMARY

     This section describes the investment objectives and policies of the Money Market, Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth and International Funds (each a "Fund"). Bank of America National Trust and Savings Association ("Bank of America" or the "Manager") serves as the Funds' investment manager. There can be no assurance that any Fund will achieve its investment objective.

                               MONEY MARKET FUND

INVESTMENT OBJECTIVE

     The investment objective of the Money Market Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Money Market Fund invests primarily in short-term debt obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities and in repurchase agreements with respect to such obligations.

     The Fund invests at least 95% of its total assets, measured at the time of purchase, in a diversified portfolio of dollar-denominated money market securities that are rated in the highest rating category for short-term instruments, or, if not rated, are determined by the Manager to be of equivalent quality. The Fund may invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are determined by the Manager to be of equivalent quality. Assets of the Fund will be invested in securities with remaining maturities of 13 months or less as defined by the Securities and Exchange Commission, and the dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

     The Fund may purchase certain U.S. government agency securities (such as guaranteed notes of the Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation). The Fund intends normally to hold such securities to maturity or pursuant to repurchase agreements, and to limit its investment in such securities (as well as repurchase agreements maturing in more than seven days) to not more than 10% of the Fund's net assets.

     The Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. The Fund may invest no more than 35% of its assets in stripped securities.

     In addition to the foregoing investment policies, and subject to the requirements set forth above and in the Statement of Additional Information, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money and the Money Market Fund's returns will vary.

     FINANCIAL RISK. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a fund. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

     INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, prices of money market instruments generally fall; if interest rates fall, prices of money market instruments generally rise. In addition, for a given change in interest rates, longer-maturity instruments fluctuate more in price (gaining or losing more in value) than shorter-maturity instruments.

     "STRIPPED" SECURITIES RISK. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary money market instruments because of the manner in which their principal and interest are returned to investors. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names, such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Privately issued stripped securities such as TIGRs and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

     The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Money Market Fund's performance has varied over time. The bar chart depicts the Money Market Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Money Market Fund by comparing the Money Market Fund's average annual total returns for the periods indicated to a broad-based securities market index and an index consisting of funds with similar investment objectives to the Money Market Fund. The total returns figures do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. You may obtain the Fund's current yield by calling the Fund at 1-800-722-2333. The Money Market Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31

                                  [BAR CHART]
                                  1998  5.07%
During the period shown in the bar chart, the highest return for a quarter was 1.27% (quarter ended 09/30/98) and the lowest return for a quarter was 1.19% (quarter ended 12/31/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                          SINCE INCEPTION
                                                                1 YEAR       (3/1/97)
                                                                ------    ---------------
Money Market Fund...........................................    5.07%          5.06%
Salomon Brothers 3-Month T-Bill Index*......................    5.06%            N/A
Lipper U.S. Government Money Market Funds Average**.........    4.95%            N/A

---------------

     * The Salomon Brothers 3-Month T-Bill Index is a total return index that comes from the average yield of 3-Month T-Bills acquired by Salomon Brothers.

     ** The Lipper U.S. Government Money Market Funds Average consists of funds with similar investment objectives to the Money Market Fund.

                               MANAGED BOND FUND

INVESTMENT OBJECTIVE

     The investment objective of the Managed Bond Fund is to provide interest income and capital appreciation.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Managed Bond Fund, which is subadvised by Scudder Kemper Investments, Inc. ("Scudder Kemper"), invests in a diversified portfolio of investment grade intermediate and longer-term securities, which consist of domestic and foreign corporate and governmental fixed-income obligations, mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, municipal securities and cash equivalents. Under normal circumstances, at least 65% of the Fund's net assets will be invested in investment grade bonds. Under normal market conditions, the average duration of the Fund's portfolio will be between two and five years.

     The Fund may invest up to 35% of its total assets in securities that are not rated "investment grade" -- that is, not rated within the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"). The Fund intends that the securities it purchases will be rated at least "BB" by S&P, D&P or Fitch or "Ba" by Moody's, or that if the investment is unrated it will be deemed of comparable quality by Scudder Kemper.

     Interest income is expected to be the primary basis for investment return from an investment in the Fund, and capital appreciation the secondary basis. The Fund will attempt to achieve capital appreciation by moderate market timing in response to anticipated interest rate changes. The Fund will also attempt to take advantage of undervalued sectors while selling bonds in overvalued sectors. However, since investments will normally consist of bonds and mortgage-backed securities, the Fund's ability to achieve capital appreciation is limited.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Managed Bond Fund's returns will vary, and you could lose money.

     CREDIT RISK. Certain investments of the Fund are subject to the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

     NON-INVESTMENT GRADE SECURITIES. The Fund may invest in fixed income or convertible securities rated lower than "BB" by a NRSRO, or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high yield/high risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than that of higher-rated securities. The value of non-investment grade securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. In times where economic conditions appear to be deteriorating, lower-rated securities may decline in market value, primarily due to investors' heightened concern over an issuer's credit quality and its ability to make timely interest and principal payments. In such periods of real or perceived economic downturn, the secondary market for non-investment grade securities may become thin and liquidity may be significantly reduced. This may lead to increased volatility and sudden price movements in the secondary market. In addition, current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

     INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time or at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

     MARKET RISK. The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

     VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

     The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Managed Bond Fund's performance has varied over time. The bar chart depicts the Managed Bond Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Managed Bond Fund by comparing the Managed Bond Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the Managed Bond Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. The Managed Bond Fund's past performance does not necessarily indicate how it will perform in the future.

                    ANNUAL RETURN FOR YEAR ENDED DECEMBER 31

                                  [BAR CHART]

                                 1998     6.89%


During the period shown in the bar chart, the highest return for a quarter was 4.04% (quarter ended 09/30/98) and the lowest return for a quarter was -0.31% (quarter ended 12/31/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                          SINCE INCEPTION
                                                                1 YEAR       (3/1/97)
                                                                ------    ---------------
Managed Bond Fund...........................................    6.89%          7.36%
Lehman Brothers Intermediate Government/Corporate Index*....    8.44%            N/A

---------------

     * The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index used as a benchmark for intermediate-term investments, and cannot be invested in directly.

                              CAPITAL INCOME FUND

INVESTMENT OBJECTIVE

     The Capital Income Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Capital Income Fund invests in a diversified portfolio consisting principally of convertible bonds and convertible preferred stocks ("Convertible Securities") of domestic issuers.

     The Convertible Securities held in the Fund's portfolio will, for the most part, be securities issued by U.S. issuers. Under normal circumstances, at least 65% of its total assets will be invested in Convertible Securities. Up to 15% of its total assets also may be held in Eurodollar Convertible Securities. In addition to Convertible Securities, and subject to the investment policy above, the Fund also may invest in securities issued or guaranteed by the U.S. government (and its agencies and instrumentalities), nonconvertible bonds and dividend-paying equity securities that are consistent with the Fund's investment objective, and money market securities.

     Similar to straight debt obligations, convertible securities pay a fixed rate of interest and return principal at maturity; unlike straight debt, they may be converted into a set amount of corporate common stock. When investing in such Convertible Securities, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the Convertible Securities are convertible, while earning higher current income than is available from the common stock. Investors should note that the Fund may convert its Convertible Securities when conditions are not necessarily favorable for their disposition or because of developments with respect to the issuers or trading markets of such Convertible Securities.

     The Fund may invest in Convertible Securities that are rated below investment grade, or that are not rated. The Fund intends that the Convertible Securities it purchases will be rated at least "B" by a nationally recognized statistical rating organization ("NRSRO"), or that if the investment is unrated it will be deemed of comparable quality by the Manager. These ratings are described under "Other Investment Practices, Considerations and Risk Factors -- Ratings," below. The Fund is intended for long-term investors who can accept the risks associated with investments in high yield securities and should not constitute a complete investment program.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Capital Income Fund's returns will vary, and you could lose money.

     CREDIT RISK. Certain investments of the Fund are subject to the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. The financial risk of a fund depends on the credit quality of its underlying securities. In general, the lower the credit quality of a fund's securities, the higher a fund's risk, all other factors such as maturity being equal.

     CONVERTIBLE SECURITIES RISK. Convertible Securities are generally non-investment grade and have unique investment characteristics because they generally have higher yields than common stocks, generally are less subject to a decline in value than their underlying common stocks because of their fixed-income characteristics, and generally provide for the potential of capital appreciation if the market value of their underlying common stock increases. An issuer of a Convertible Security may have the option to redeem it at a price established in the Convertible Security's governing instruments. If a Convertible Security held by the Fund is called for redemption, the Fund will either have to permit the redemption, convert the Convertible Security into the underlying common stock or sell the Convertible Security to a third party. Any of these actions could adversely affect the Fund's ability to attain its objective. Eurodollar Convertible Securities in which the Fund invests will be convertible into or exchangeable for foreign equity securities.

     FINANCIAL RISKS. For equity securities held in the portfolio, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

     INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time or at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

     MARKET RISK. The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

     NON-INVESTMENT GRADE SECURITIES RISK. The Fund may invest in fixed income or convertible securities rated lower than "BB" by a NRSRO or unrated securities of comparable quality, which are commonly referred to as "junk bonds" or "high yield/high risk" securities. These securities are considered speculative and generally involve a higher risk of loss of principal and income than higher-rated, investment grade securities. The value of these securities generally fluctuates more than that of higher-rated securities. The value of non-investment grade securities may also be influenced by the bond market's perception of an issuer's credit quality or its outlook for economic growth. In times where economic conditions appear to be deteriorating, lower-rated securities may decline in market value primarily due to investor's heightened concern over an issuer's credit quality and its ability to make timely interest and principal payments. In such periods of real or perceived economic downturn, the secondary market for non-investment grade securities may become thin and liquidity may be significantly reduced. This may lead to increased volatility and sudden price movements in the secondary market. In addition, current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

     VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

     The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Capital Income Fund's performance has varied over time. The bar chart depicts the Capital Income Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Capital Income Fund by comparing the Capital Income Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the Capital Income Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. The Capital Income Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31
                                  [BAR CHART]

                                 1998     7.06%

During the period shown in the bar chart, the highest return for a quarter was 12.34% (quarter ended 12/31/98) and the lowest return for a quarter was -8.82% (quarter ended 09/30/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                          SINCE INCEPTION
                                                                1 YEAR       (3/1/97)
                                                                ------    ---------------
Capital Income Fund.........................................    7.06%          11.85%
First Boston Convertible Index*.............................    6.55%            N/A

---------------

     * The First Boston Convertible Index is a widely-used, unmanaged index which measures the performance of convertible securities, and cannot be invested in directly.

                                 BLUE CHIP FUND

INVESTMENT OBJECTIVE

     The Blue Chip Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Blue Chip Fund invests in stocks included in either the Dow Jones Industrial Average ("DJIA") or the Standard and Poor's 500 Index ("S&P 500"); however, up to 15% of its total assets may be invested in stocks that are not included in these indices. Under normal circumstances, at least 65% of the Fund's total assets will be invested in blue chip stocks. A blue chip stock is a common stock of a well-established, nationally known company that has a long record of profitability and a reputation for quality management, products and services. The S&P 500 is an unmanaged index of 500 widely held stocks and the DJIA is an average of 30 actively traded blue chip stocks.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Fund investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return on an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Blue Chip Fund's returns will vary, and you could lose money.

     FINANCIAL RISK. For equity securities held in the portfolio, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

     INVESTMENT STYLE. To the extent that the Fund emphasizes stocks of companies with large market capitalizations, the Fund may underperform in markets that favor other styles, particularly more aggressive growth stock styles emphasizing stocks of companies with small market capitalizations.

     MARKET RISK. Stock market movements will affect the Fund's share price on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     The risks associated with those types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Blue Chip Fund's performance has varied over time. The bar chart depicts the Blue Chip Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Blue Chip Fund by comparing the Blue Chip Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the Blue Chip Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusions of these charges would reduce the total return figures for all periods shown. The Blue Chip Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31
                                  [BAR CHART]

                                1998     27.20%


During the period shown in the bar chart, the highest return for a quarter was 21.92% (quarter ended 12/31/98) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                         SINCE INCEPTION
                                                               1 YEAR       (3/1/97)
                                                               ------    ---------------
Blue Chip Fund.............................................    27.20%         27.72%
S&P 500*...................................................    28.58%           N/A

---------------

     * The S&P 500 is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

                              MID-CAP EQUITY FUND

INVESTMENT OBJECTIVE

     The Mid-Cap Equity Fund seeks capital appreciation. Income is a secondary consideration.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Mid-Cap Equity Fund invests in common stocks of domestic companies with market capitalizations (aggregate market price of outstanding publicly traded shares) from $400 million to $4 billion at the time of purchase, and in American Depositary Receipts ("ADRs") evidencing ownership of underlying securities of foreign issuers of similar size. ADRs are dollar-denominated receipts for the shares of a foreign-based corporation held by a U.S. bank and traded in U.S. markets. Under normal circumstances, at least 65% of the Fund's total assets will be invested in mid-cap stocks.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Mid-Cap Equity Fund's returns will vary, and you could lose money.

     FINANCIAL RISK. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

     INVESTMENT STYLE. To the extent that the Fund emphasizes stocks of companies with mid-sized market capitalizations, the Fund may underperform in markets that favor other styles, particularly when either large capitalization or small capitalization stocks outperform mid-sized market capitalization stocks.

     MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     The risks associated with those types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Mid-Cap Equity Fund's performance has varied over time. The bar chart depicts the Mid-Cap Equity Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Mid-Cap Equity Fund by comparing the Mid-Cap Equity Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the Mid-Cap Equity Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. The Mid-Cap Equity Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31
                                  [BAR CHART]

                                1998     17.18%


During the period shown in the bar chart, the highest return for a quarter was 25.73% (quarter ended 12/31/98) and the lowest return for a quarter was -12.99% (quarter ended 09/30/98).

     AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                         SINCE INCEPTION
                                                               1 YEAR       (3/1/97)
                                                               ------    ---------------
Mid-Cap Equity Fund........................................    17.18%        24.57%
S&P 400*...................................................    19.02%           N/A

     --------------------

     * The S&P 400 MidCap Index is representative of the Mid-Cap U.S. equity market as a whole, and cannot be invested in directly.

                             AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE

     The Aggressive Growth Fund seeks maximum capital appreciation.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The Aggressive Growth Fund invests in a diversified portfolio of securities comprised mainly of common stocks and securities convertible into common stocks. Under normal circumstances, at least 65% of the Fund's total assets will consist of common stocks and convertible securities of domestic, small-capitalization companies that the Manager expects will achieve above-average growth in earnings and price. Small-capitalization companies generally have limited product lines, markets and financial resources are dependent upon a limited management group, and their market capitalization will normally range from $50 million to $1.5 billion.

     While the Fund intends to invest primarily in common stocks and securities convertible into such stocks, its policy is flexible as to the proportion of its assets that will be invested in common stocks, and the proportion may be changed without shareholder approval. However, as a matter of fundamental policy, not less than 65% of the Fund's total assets will be invested in equity securities (except during temporary defensive periods). The Fund may invest up to 20% of its total assets in securities issued by foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depositary Receipts ("ADRs"). The Fund is intended for aggressive, long-term investors seeking above-average gains who are willing to accept the greater risks associated with investment in small-capitalization companies and should not constitute a complete investment program.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies discussed below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objectives or that its net return will exceed the return of other investment or savings vehicles. You may lose money. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Aggressive Growth Fund's returns will vary, and you could lose money.

     FINANCIAL RISK. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

     INVESTMENT STYLE. To the extent that the Fund emphasizes a small capitalization growth style, the Fund may underperform in markets that favor other styles, particularly when large capitalization stocks outperform.

     LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at the time or at the price that the Fund would like. The Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

     MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. For equity securities held in the portfolio, declines in value are possible because of declines in the stock market in general or because of a decline in the types of securities held by the Fund.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     SMALL COMPANY RISK. Investments in securities of companies with small market capitalization generally involve greater risk than investment in larger, more established companies. This is because small companies may be in an earlier stage of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions. In addition, small companies may be traded in low volumes, which can increase volatility and liquidity risks.

     VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

     The risks associated with those types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the Aggressive Growth Fund's performance has varied over time. The bar chart depicts the Aggressive Growth Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the Aggressive Growth Fund by comparing the Aggressive Growth Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the Aggressive Growth Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. The Aggressive Growth Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31
                                  [BAR CHART]

                                 1998    -1.77%

During the period shown in the bar chart, the highest return for a quarter was 18.07% (quarter ended 12/31/98) and the lowest return for a quarter was -22.92% (quarter ended 09/30/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                         SINCE INCEPTION
                                                              1 YEAR        (3/1/97)
                                                              -------    ---------------
Aggressive Growth Fund....................................    (1.77)%         8.19%
S&P 600 Index*............................................    (1.31)%           N/A

---------------

     * The Standard & Poor's SmallCap 600 Index is representative of the small cap equity market as a whole, and cannot be invested in directly.

                               INTERNATIONAL FUND

INVESTMENT OBJECTIVE

     The International Fund seeks long-term capital growth.

PRINCIPAL STRATEGIES AND INVESTMENTS

     The International Fund, which is subadvised by Wellington Management Company, LLP ("Wellington Management"), invests during normal market conditions at least 80% of its total assets in equity securities of companies that are domiciled or have their principal activities in countries outside the United States. Normally, the Fund will invest in equity securities of companies in at least three different foreign countries at all times, and no more than 50% of portfolio assets will be invested in any one second tier country and no more than 25% of portfolio assets in any one third tier country. First tier countries are Australia, Canada, France, Germany, Japan, the United Kingdom, and the United States. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase such securities. The Fund may also invest in futures and options for purposes of adjusting country exposure and for hedging or income enhancement purposes.

     In connection with its investments in foreign securities, the Fund may purchase and sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund ("transaction hedging"), (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated ("position hedging"), or (iii) as part of a foreign index futures and options strategy. Although forward contracts typically will involve the purchase or sale of foreign currency against the dollar, the Fund may also purchase or sell one foreign currency forward against another foreign currency. There are certain markets where it is not possible to engage in effective foreign currency hedging.

     The Fund may invest up to 20% of its total assets (at the time of purchase) in convertible bonds and debt securities. These debt obligations include U.S. government and foreign government securities and corporate debt securities, including Samurai and Yankee bonds and Eurobonds. The Fund will limit its purchase of debt securities to investment grade obligations. The Fund may also invest, without limitation, in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or other similar securities evidencing ownership of underlying securities issued by foreign issuers. ADRs purchased for the Fund will be included as part of the 80% of assets in foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities underlying the ADRs.

     In addition to the foregoing investment policies, the Fund may invest in accordance with other policies described below under "Other Investment Practices, Considerations and Risk Factors." You may also refer to the Statement of Additional Information (the "SAI") for further information about the Fund's investment policies.

PRINCIPAL RISKS

     Investments are subject to varying degrees of risk. There can be no assurance that the Fund will meet its investment objective or that the net return of an investment in the Fund will exceed the return of other investment or savings vehicles. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The International Fund's returns will vary, and you could lose money.

     ADRS, EDRS AND GDRS RISK. The Fund may invest in both sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described below under "Foreign risk."

     CURRENCY RISK. The Fund invests in securities subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

     FINANCIAL RISK. For equity securities financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer.

     FOREIGN RISK. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, exchange rate fluctuations and exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation. The net asset value of the shares of the Fund will increase or decrease with changes in the market price of the Fund's investments and changes in foreign currency exchange rates.

     FORWARD FOREIGN AND CURRENCY EXCHANGE CONTRACTS RISK. The Fund may invest in foreign currencies and enter into forward foreign currency exchange contracts ("forward contracts"). A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or within a specified range of prices. Employing currency hedging strategies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such strategies involve some transactional expenses for the Fund. They also involve the risk that anticipated currency movements will not be predicted accurately, and the Fund's total return could be adversely affected as a result. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in forward contracts, foreign currency futures contracts and foreign currency options.

     INTEREST RATE RISK. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities' prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

     LIQUIDITY RISK. The Fund may invest in certain securities that may be difficult or impossible to sell at a certain time or at a price that the Fund finds to be favorable. The Fund may have to accept an unfavorable price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

     MARKET RISK. Stock market movements will affect the Fund's share prices on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund.

     OPPORTUNITY RISK. Because the Fund is normally fully invested, the Fund may defer an investment opportunity because the assets that would be necessary to purchase that security or act on that opportunity are invested in other securities. At the investment adviser's direction, securities may be sold if opportunities warrant.

     PORTFOLIO STRATEGY. The investment adviser's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objectives.

     REINVESTMENT RISK. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or "called") prior to its expected maturity date. If during periods of falling interest rates a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Fund's income may decline. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

     SMALL COMPANY RISK. The risks of securities of small capitalization issuers, which typically include issuers with less experience and operating history. These investments may be more speculative than investments in larger or better established issuers. Other risks associated with smaller or newer issuers include less publicly-available information about the issuer, the absence of a business history or historical pattern of performance, and the normal risks which accompany the development of new products, markets or services. Common to all mutual funds investing in smaller companies.

     VALUATION RISK. The Fund may invest in securities that are difficult to value and may value certain of its securities at a higher price than it can sell them for.

     The risks associated with these types of investments that are not discussed as a part of the Fund's principal strategies and investments are discussed later in this prospectus under the heading "Other Investment Practices, Considerations and Risk Factors" and in the Funds' SAI.

PAST PERFORMANCE

     The information below provides an illustration of how the International Fund's performance has varied over time. The bar chart depicts the International Fund's performance during the period indicated. The table provides some indication of the risks of an investment in the International Fund by comparing the International Fund's average annual total returns for the periods indicated to a broad-based securities market index. The total returns figures for the International Fund in the bar chart and the table do not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown. The International Fund's past performance does not necessarily indicate how it will perform in the future.

                  ANNUAL RETURN FOR THE YEAR ENDED DECEMBER 31
                                  [BAR CHART]

                                1998     11.63%


During the period shown in the bar chart, the highest return for a quarter was 16.77% (quarter ended 12/31/98) and the lowest return for a quarter was -17.04% (quarter ended 09/30/98).

AVERAGE ANNUAL TOTAL RETURNS (periods ended December 31, 1998)

                                                                        SINCE INCEPTION
                                                              1 YEAR       (3/1/97)
                                                              ------    ---------------
International Fund..........................................  11.63%         6.49%
The Morgan Stanley Capital International (MSCI) All County
  World Free ex-U.S. Index*.................................  14.50%           N/A

---------------

     * The MSCI All Country World Free ex-U.S. Index is an unmanaged index used as a performance benchmark for international equity funds, and cannot be invested in directly.

          OTHER INVESTMENT PRACTICES, CONSIDERATIONS AND RISK FACTORS

     The following provides additional information on various types of instruments in which the Funds may invest and their associated risks.

     CASH EQUIVALENTS. With the exception of the Money Market Fund, for temporary defensive purposes in response to adverse market, economic or political conditions or when liquidity is required to meet unusually high redemption requests, each Fund may invest without limitation in cash equivalents such as money market instruments (including short-term bank time deposits, certificates of deposit, bankers' acceptances, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P) and, subject to the investment limitations described below, shares of other open-end investment companies which seek to maintain a $1.00 net asset value per share ("money market funds"). With the exception of the Money Market Fund, under normal market conditions, no more than 10% of a Fund's net assets will be invested in cash equivalents. To the extent a Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations. Investments in U.S. Treasury securities are backed by the "full faith and credit" of the U.S. government. Such securities include Treasury bills, Treasury notes and Treasury bonds. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Small Business Administration, are backed by the full faith and credit of the U.S. government; others, such as obligations of the Federal National Mortgage Association ("FNMA"), are backed by the issuer's credit and discretionary authority of the U.S. government to purchase the agency's obligations; and still others, including obligations of the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. government would support a U.S. government-sponsored entity if it were not required to do so by law.

     WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Forward commitments involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later). Delayed settlement describes a securities transaction in a secondary market for which settlement will occur sometime in the future. When-issued and forward commitment transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase or sell, regardless of changes in interest rates. When-issued, forward commitment and delayed settlement transactions, however, involve the risk that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. Each Fund's activities in these transactions are not expected to exceed 10% of the value of the Fund's total assets, measured at the time of investment, absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

     FIXED-INCOME SECURITIES. Each Fund may invest in fixed-income securities. The standards for investment in such securities by the Money Market Fund are described above under "Money Market Fund -- Principal Strategies and Investments". Fixed-income securities, particularly corporate bonds, acquired by the other Funds will be investment grade at the time of purchase, except for the Managed Bond and Capital Income Funds as described above in the Managed Bond Fund and Capital Income Fund Summaries. Investment grade debt securities ordinarily carry lower rates of interest than lower-quality debt securities with similar maturities. While bonds rated investment grade are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions, changing circumstances, or circumstances not known or adequately taken into account by the rating agency could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if the Manager or an investment adviser believes that they are of comparable quality to the rated securities in which the Funds may invest.

     If fixed-income securities purchased by the Blue Chip, Mid-Cap Equity, Aggressive Growth or International Fund, or by the Managed Bond Fund with respect to 65% of its portfolio, subsequently fall below investment grade, the Fund will seek to dispose of the securities in an orderly and prudent manner, normally over a period of approximately 30 to 90 days. If the rating of a fixed-income security held by the Managed Bond, Capital Income or International Fund falls below investment grade, the Fund will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of the Manager or an investment adviser, such investment is considered appropriate under the circumstances.

     Yields on fixed-income securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market prices of debt obligations vary depending on available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.

     NON-INVESTMENT GRADE SECURITIES. The Capital Income and Managed Bond Funds may invest in securities rated below investment grade or in comparable unrated securities. While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to changing economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of each Fund's shares, may be quite volatile.

     Relative Youth of Lower-Rated Securities Market. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a Fund's portfolio.

     Sensitivity to Interest Rate and Economic Changes. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which in turn would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain financing. If the issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as for a Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     Liquidity and Valuation. In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances may occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     Congressional Proposals. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

     Credit Ratings. Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other NRSROs evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings by the rating agencies may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Manager and Scudder Kemper perform their own analyses of the issuers whose lower-rated securities the Funds purchase. Because of this, a Fund's performance may depend more on the Manager's or Scudder Kemper's own credit analysis than is the case for mutual funds investing in higher rated securities. In selecting such securities, the Manager and Scudder Kemper consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund's portfolio. The Manager and Scudder Kemper monitor the issuers of lower-rated securities held in a Fund's portfolio in order to assess the issuers' ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund's portfolio so that it can meet redemption requests. If a portfolio security undergoes a rating revision, a Fund may continue to hold the security if the Manager or Scudder Kemper determine such retention is warranted.

     CONVERTIBLE SECURITIES. The Managed Bond, Capital Income, Aggressive Growth and International Funds may invest in Convertible Securities. Convertible Securities are generally non-investment grade and have unique investment characteristics because they generally have higher yields than common stocks, generally are less subject to a decline in value than their underlying common stocks because of their fixed-income characteristics, and generally provide for the potential of capital appreciation if the market value of their underlying common stock increases. Because Convertible Securities purchased by the International Fund are acquired in substantial part for their equity characteristics, they are not subject to minimum rating requirements. An issuer of a Convertible Security may have the option to redeem it at a price established in the Convertible Security's governing instruments. If a Convertible Security held by a Fund is called for redemption, the Fund will either have to permit the redemption, convert the Convertible Security into the underlying common stock or sell the Convertible Security to a third party. Any of these actions could adversely affect the Fund's ability to attain its objective. A Fund would convert a Convertible Security either to permit the orderly disposition of the investment or when it has reached maturity or been called for redemption. A Fund might also convert a Convertible Security if the underlying common stock's dividend rate were to increase above the yield on the Convertible Security.

     Eurodollar Convertible Securities, in which the Capital Income and International Funds may invest up to 15% of their respective total assets, are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside of the U.S. and are convertible into or exchangeable for specified equity securities. Eurodollar Convertible Securities in which the Capital Income Fund invests will be convertible into or exchangeable for foreign equity securities.

     VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market, Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth and International Funds may invest in variable and floating rate instruments, which may include master demand notes. Although payable on demand by a Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be monitored by the Manager or an investment adviser. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or (d) are determined by the Manager or an investment adviser to be of a quality comparable to securities described in either clause (a) or (b).

     DERIVATIVES. "Derivatives" is a broad term which may be used to describe many investment instruments whose values are derived, at least in part, from the value of another underlying asset or reference instrument. Some derivative instruments have simple structures and others have intricate components and terms. Some are more volatile, and some have equal or less volatility, than the asset or reference instrument upon whose value the derivative is based. If used to leverage a portfolio, derivatives could magnify risk. However, the Funds are not permitted to engage in leveraging transactions. Derivatives may be used by the Manager or an investment adviser in an attempt to hedge positions, defray the risks of interest rate or currency changes and reduce portfolio or market risk.

     Each Fund has its own authorizations to use prescribed instruments, which may include options, forward foreign currency contracts, foreign currency options, spread transactions, futures contracts and options thereon, foreign futures, mortgage-related securities, CMOs, stripped mortgage-backed securities and other asset-backed securities. Each of the Funds has the authority to use some type of derivative instrument. The strategy employed and the magnitude of the position maintained will determine the level of risk a Fund may assume by utilizing derivative instruments. The types and investment techniques employed with respect to the derivative instruments which are most commonly purchased and sold by the Funds are included among the descriptions below and in the SAI.

     MORTGAGE-BACKED SECURITIES. The Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity and Aggressive Growth Funds may invest in mortgage-backed securities. Mortgage-backed securities such as Government National Mortgage Association ("GNMA"), FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") securities consist of interests in pools of real estate mortgage loans with varying guarantees with respect to principal and interest, but not market value, by the U.S. government or by one of its agencies or instrumentalities. These securities are more fully described in the SAI. A risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages which is similar to the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. The rate of such prepayments, and hence the life of the security, will primarily be a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

     Such Funds may also invest in mortgage-related securities which are issued by private entities such as investment banking firms and companies related to the construction industry. The privately issued mortgage-related securities in which the Funds may invest include, but are not limited to: (i) privately issued securities which are collateralized by pools of mortgages in which some mortgages are guaranteed as to payment of principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which such mortgages are guaranteed as to the payment of principal and interest by the issuer and such guarantee is collateralized by U.S. government securities; and
(iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and which mortgage-related securities are supported as to the payment of the principal and interest by the credit of any agency, instrumentality or sponsored enterprise of the U.S. government.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Managed Bond and Aggressive Growth Funds may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on CMOs are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     ASSET-BACKED SECURITIES. The Managed Bond and Aggressive Growth Funds may invest in asset-backed securities, which consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include certificates for automobile receivables ("CARs") and credit card receivables ("CARDs"). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     The assets underlying asset-backed securities may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower-yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Also, while the secondary market for certain asset-backed securities is ordinarily quite liquid, in times of financial stress, the secondary market may not be as liquid as the market for other types of securities, which could make valuing or liquidating such securities difficult.

     EQUITY SECURITIES. The Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth and International Funds may invest in equity securities, including common and preferred stocks and securities convertible into such stocks of domestic and foreign companies. While equity securities have historically experienced a higher level of volatility than fixed-income securities, due to market fluctuations, they have also historically provided higher levels of total return. The Capital Income, Mid-Cap Equity and International Funds and, in particular, the Aggressive Growth Fund, invest in companies with smaller market capitalizations (aggregate market price of outstanding publicly traded shares). Investments in companies with smaller market capitalizations generally involve greater risk than investments in larger, more established companies, including the risk of more volatile market price movements.

     FOREIGN SECURITIES. Subject to its investment objectives and policies stated above, the International Fund will invest in debt and equity securities of foreign issuers that may or may not be publicly traded in the United States. The International Fund's investments will be allocated in a minimum of three different countries at all times, and no more than 50% of portfolio assets will be invested in any one second tier country and no more than 25% of portfolio assets in any one third tier country. First tier countries are Australia, Canada, France, Germany, Japan, the United Kingdom, and the United States. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. In addition, the Managed Bond, Capital Income and Aggressive Growth Funds may invest in debt and equity securities of foreign issuers that may or may not be publicly traded in the U.S., and all Funds except the Money Market Fund may invest indirectly in foreign securities through ADRs. It is currently the intention of the Aggressive Growth Fund to invest no more than 20% of its total assets at the time of purchase in securities of foreign issuers (including ADRs), of which up to 10% of such total assets may be invested in debt obligations of foreign issuers. The Managed Bond Fund's direct investments in issuers of foreign securities (excluding ADRs) will not exceed 25% of its total assets at the time of purchase. The Capital Income Fund will invest no more than 15% of its total assets in Eurodollar Convertibles, which are fixed-income securities of a U.S. or foreign issuer that are issued in U.S. dollars outside of the U.S. and are convertible into or exchangeable for specified equity securities.

     Such securities may include, subject to the further investment limitations stated under "Investment Company Securities," below, shares of closed-end investment companies that invest primarily in securities of foreign issuers. Foreign debt securities may include Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer) and Samurai Bonds (yen-denominated bonds issued in Japan by non-Japanese borrowers). Except for the Managed Bond Fund, a Fund's investment limitations regarding its investments in foreign securities also apply to investments in Depositary Receipts.

     Investments in foreign securities by a Fund, whether made directly or indirectly, also involve certain inherent risks, including political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in foreign currency exchange rates and the possibility of adverse changes in investment or exchange control regulations. There is typically less publicly available information about a foreign company than about a U.S. company. Moreover, these companies may be subject to less stringent reserve, auditing and reporting requirements than their U.S. counterparts. Additionally, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are also generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. There is also the possibility that foreign governments could expropriate assets or levy confiscatory taxes, set limitations on the removal of assets or suffer adverse diplomatic developments.

     DEPOSITARY RECEIPTS. All Funds except the Money Market Fund may invest in American Depositary Receipts ("ADRs"), and the International Fund may invest in various other types of Depositary Receipts, such as American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Global Depositary Certificates ("GDCs") and International Depositary Receipts ("IDRs"). ADRs and ADSs typically are issued by a United States bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, GDRs, GDCs and IDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     OPTIONS. Each Fund, except the Money Market Fund, may enter into option transactions. Put options and call options may be purchased by (i) the Blue Chip and Mid-Cap Equity Funds on securities, (ii) the Aggressive Growth Fund on stock indices, and (iii) the Aggressive Growth and International Funds on foreign currencies. In addition, the International Fund may sell, or "write," covered put options on securities, securities indices and foreign currencies. Covered call options may be written by (i) the Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth and International Funds on securities, (ii) the Blue Chip, Aggressive Growth and International Funds on securities indices, and (iii) the International Fund on foreign currencies. All such options transactions will be on U.S. stock indices or securities traded on U.S. exchanges, except that the International Fund's options transactions may be on U.S. or foreign exchanges and in over-the-counter markets.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index or currency provides the holder with the right to receive or obligation to make a cash settlement upon exercise of the option.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, the Fund will not be able to sell the underlying security on which a call option has been written until the option expires or is exercised or the Fund closes out the option. In addition, except to the extent that a call option written by a Fund on a particular index is covered by an option on the same index purchased by the Fund, movements in the index may cause the Fund to incur a loss, although such loss might be lessened to the extent that the value of the securities held by the Fund changed during the time the option was outstanding. In writing a covered put option, a Fund must retain assets sufficient to satisfy the option until the option expires or is exercised or the Fund closes out the option. For additional information relating to options transactions and the particular risks thereof, please refer to the SAI.

     A Fund will write options only if the Manager or an investment adviser believes a liquid secondary market will exist on a national securities exchange for options of the same series, thus permitting the Fund to close out its option position. There is no assurance that a liquid secondary market will exist on an exchange for a particular option or at any particular time. In fact, for some options no secondary market on an exchange may exist at all. If a Fund cannot close out an option, it will not be able to sell the securities underlying the option until the option expires or is exercised. The times of day that options on particular securities, indices or currencies are sold may not be the same as those during which the securities, indices or currencies themselves are traded, which means that significant activity could occur in the markets for the underlying securities or indices that would not be reflected in the options markets.

     FUTURES AND RELATED OPTIONS. Each Fund, except the Money Market Fund, may enter into futures transactions (and related options transactions) as a hedge against anticipated interest rate fluctuations or changes resulting from market conditions in the values of the securities that a Fund holds in its portfolio or intends to purchase or sell, where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio, or for income enhancement. Each of such Funds may purchase and sell futures contracts and may purchase options on futures contracts. In addition, the Capital Income Fund may write (sell) options on futures contracts.

     Such futures and related options may be on interest rates (Managed Bond, Capital Income, and International Funds), stock indices (Blue Chip, Mid-Cap Equity, Capital Income, Aggressive Growth and International Funds), and foreign currencies (Aggressive Growth and International Funds). Such futures contracts and related options will be traded on U.S. or foreign exchanges and in over-the-counter markets.

     The Funds may be subject to additional risks associated with futures contracts, such as the possibility that the Manager's or an investment adviser's forecasts of market values and other factors are not correct, imperfect correlation between a Fund's hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Manager or an investment adviser still may not result in a successful hedging transaction over a short time frame. More information regarding futures contracts and related options, including the costs and risks related to such instruments, is included in the SAI.

     INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities of money market funds as a temporary defensive measure, when market conditions are uncertain or unusual, or for other purposes. Each Fund may also invest in securities issued by other investment companies, including those which invest in foreign securities of the type in which the Funds are authorized to invest. No more than 10% of the value of a Fund's total assets will be invested in securities of other investment companies, with no more than 5% of its total assets invested in the securities of any one investment company (except that a Fund may invest the greater of 5% of its net assets or $2.5 million in the securities of a money market mutual fund advised by the Manager). In addition, a Fund may hold no more than 3% of the outstanding voting stock of any other investment company.

     As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including investment management fees.

     REPURCHASE AGREEMENTS. Each Fund may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds will enter into repurchase agreements only with financial institutions (such as banks and broker-dealers) deemed creditworthy by the Manager or an investment adviser , under guidelines approved by the Trust's Board of Trustees. It is intended that such agreements will not have maturities longer than 60 days. During the term of any repurchase agreement, the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. The Manager or an investment adviser monitors that value to make sure that it is maintained. Should the seller default on its obligations under the agreement or the value of the security fall below the repurchase price, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

     REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities which have a value equal to or greater than the repurchase price. The account is monitored by the Manager or an investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the net investment income of such Fund. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Borrowings may magnify the potential for gain or loss on amounts invested, resulting in an increase in the speculative character of a Fund's outstanding shares. For temporary purposes, such as to facilitate redemptions, up to 33 1/3% of a Fund's total assets may be invested in reverse repurchase agreements.

     SECURITIES LENDING. In order to earn additional income, each Fund, except the Money Market Fund, may lend portfolio securities to banks, broker-dealers or other financial institutions that the Manager or its investment adviser considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Trust or the particular Fund. If the borrower should become bankrupt, however, a Fund could experience delays in recovering its securities. A securities loan will only be made when, in the judgment of the Manager or its investment adviser, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made by a Fund if, as a result, the value of securities loaned exceeds 33 1/3% of the Fund's total assets (including any collateral received in connection with such loans). Securities loans will be fully collateralized by U.S. government securities or cash equivalents.

     ILLIQUID SECURITIES. No Fund will invest more than 15% (10% for the Money Market Fund) of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause a Fund to exceed this limit, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as is reasonably practicable. The Trust intends that the investments in securities that are not registered under the Securities Act of 1933 (the "1933 Act") but may be purchased by institutional buyers under Rule 144A under the 1933 Act ("Rule 144A") and for which a liquid trading market exists as determined by the Board of Trustees (or the Manager or its investment adviser pursuant to guidelines adopted by the Board), will not be subject to the limitation on illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that institutional buyers under Rule 144A became uninterested in purchasing these restricted securities.

     Each Fund may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Funds that agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Funds' 15% (10% for the Money Market Fund) limitation on illiquid securities where the Board of Trustees (or the Manager or its investment adviser pursuant to the guidelines adopted by the Board) determines that a liquid trading market exists.

     SECURITIES ISSUED BY THE MANAGER. The Funds will not invest in instruments or securities issued by the Manager or any of its affiliates (except that a Fund may invest the greater of 5% of its net assets or $2.5 million in a money market mutual fund advised by the Manager).

     PORTFOLIO TURNOVER. The Funds' investment practices may result in portfolio turnover greater than 100%. Higher rates of turnover may require payment of brokerage commissions and impose other transaction costs on the Funds. Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and mark-downs than would otherwise be the case. Turnover rates will not be a limiting factor in making investment decisions for the Funds.

RATINGS

     CORPORATE BOND RATINGS. The following are excerpts from Moody's description of its corporate bond ratings: Aaa -- judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge"; Aa -- judged to be of high quality by all standards; A -- deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa -- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C -- protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default.

     A corporate debt rating by S&P is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated AA is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in a higher-rated category. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than in higher-rated categories. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated CI is reserved for income bonds on which no interest is being paid. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     COMMERCIAL PAPER RATINGS. A commercial paper rating by S&P is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     UNRATED SECURITIES. Unrated securities are securities which have not been rated by a NRSRO.

     Further ratings descriptions may be found in Appendix A of the SAI.

                           THE BUSINESS OF THE FUNDS

OTHER INVESTMENT POLICIES

     DIVERSIFICATION AND CHANGES IN INVESTMENT POLICIES. Each Fund is diversified, so that, with respect to 75% of the total assets of the Fund, it may not invest more than 5% of its total assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. government obligations. No more than 55% of a Fund's assets may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. All securities of the same issuer are treated as a single investment. In this regard, each government agency, including the Treasury, is deemed to be a separate issuer. Additionally, with respect to the entire portfolio, no more than 5% and 10% of the Fund's total assets will be invested in the securities of any one issuer in a third tier country and a second tier country, respectively.

     The investment objective of each Fund and each Fund's diversification classification are "fundamental" matters that may not be changed without the approval of the holders of a majority of the Fund's outstanding shares as defined in the 1940 Act. A Fund's investment policies may be changed by the Trust's Board of Trustees without the affirmative vote of the Fund's outstanding shares. However, the Funds are subject to investment restrictions described in the SAI, some of which are designated as fundamental matters which may not be changed without shareholder approval.

     INVESTMENT DECISIONS. The Manager and each investment adviser place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in their discretion. In executing such transactions, the Manager or an investment adviser seeks to obtain the best price and execution for the Funds, but a Fund may pay higher than the lowest available commission rates when the Manager or an investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The selection of such brokers, however, will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires an investment adviser to make a good faith determination that the commissions paid to a broker are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

     Investment decisions for a particular Fund are made independently from those for other investment companies and accounts managed by the Manager and the investment advisers and their affiliated entities. Such other investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures adopted by the Manager or each investment adviser. In some instances, this investment procedure may adversely affect the price paid or received by such Fund or the size of the position obtained or sold by the Fund.

     In allocating the purchase and sale orders for investment securities involving the payment of brokerage commissions or dealer concessions, the Fund may instruct the Manager or an investment adviser to direct brokerage transactions in consideration of the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of the Manager or an investment adviser to the extent permitted by law), provided the Manager or an investment adviser believes the quality of the transaction and the price to the Fund are not less favorable than what they would be with any other qualified firm.

MANAGER AND INVESTMENT ADVISERS

     MANAGER. Bank of America National Trust and Savings Association ("Bank of America" or the "Manager") serves as the Funds' investment manager. The Manager is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, Suite 2600, San Francisco, California 94104.

     Formed in 1904, the Manager is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. The Manager's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities. In addition, it has corporate offices and representative offices in 37 foreign countries. BankAmerica Corporation, former parent of Bank of America, on October 1, 1998 merged with NationsBank Corporation to form the new BankAmerica Corporation ("BankAmerica"). As a result of the merger, Bank of America is an indirect, wholly owned subsidiary of BankAmerica.

     In its management agreement, the Manager has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to all purchases and sales of the Funds' securities. The management agreement also provides that the Manager may, in its discretion, provide investment management services through its own employees or employees of one or more of its affiliates that are under the common control and management of the Manager's parent, BankAmerica. The Manager may also employ an investment adviser, provided that the Manager remains fully responsible to the Funds for the acts and omissions of the investment adviser.

     Ed Cassens, Senior Portfolio Manager, is primarily responsible for the day-to-day investment activities of the Capital Income Fund. Mr. Cassens is a Chartered Financial Analyst and has been associated with various entities of BankAmerica Corporation since 1966, including BofA Capital Management, Inc. and Seattle First National Bank (a subsidiary of Seafirst Corporation, which is controlled by BankAmerica Corporation). Mr. Cassens currently manages Bank of America's EBT Convertible Securities Trust, Bank of America's Equity Income Fund and the Pacific Horizon Capital Income Fund.

     Bank of America's Chicago based asset management group is responsible for the day-to-day investment activities of the Blue Chip Fund, Mid-Cap Equity Fund and Aggressive Growth Fund. Its investment management team is headed by James Miller, Executive Vice President and Chief Investment Officer. Mr. Miller has been the manager of the Pacific Horizon Blue Chip Fund since May 1995 and has been associated with the Bank's Chicago based asset management group since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a former Director of the Investment Analysts Society of Chicago.

     For its services the Manager is entitled to receive fees from the Funds equal to the following percentages of the average net assets of each Fund on an annual basis: Money Market Fund, 0.22%; Managed Bond Fund, 0.37%; Capital Income Fund, 0.48%; Blue Chip Fund, 0.53%; Mid-Cap Equity Fund, 0.53%; Aggressive Growth Fund, 0.61%; International Fund, 0.66% . These fees may be reduced pursuant to undertakings by the Manager. (See the information below in the section entitled "Fee Waivers.")

     SUB-INVESTMENT ADVISERS. As authorized by its management agreement, the Manager has employed the investment advisers to manage certain of the Funds, as described below. In its subadvisory agreement with the Manager, each investment adviser has agreed to manage the investments of the Fund for which it has been employed and to be responsible for, place orders for, and make decisions with respect to all purchases and sales of the Fund's securities. Under current net asset levels, each investment adviser is entitled to receive the following percentages of the average net assets of the following funds: Managed Bond Fund, 0.20% and International Fund, 0.40%. (See "Management -- Investment Advisers" in the SAI). Each investment adviser's fee is paid by the Manager, and may be reduced pursuant to undertakings by the investment adviser. (See the information below in the section entitled "Fee Waivers.")

     SCUDDER KEMPER INVESTMENTS, INC. Scudder Kemper, 345 Park Avenue, New York, New York is the investment adviser for the Managed Bond Fund. Scudder Kemper is approximately 70% indirectly owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper is one of the largest investment managers in the country, with more than $200 billion under management, and has engaged in the management of investment funds for more than 70 years.

     Since January 1, 1998, William M. Hutchinson (Senior Vice President), and Kristin L. Bradbury (Vice President) of Scudder Kemper have managed the Managed Bond Fund.

     The management team is headed by William M. Hutchinson. In addition to heading the portfolio management team for the Managed Bond Fund, Mr. Hutchinson is responsible for the portfolio management of domestic institutional bond portfolios managed in the Boston office of Scudder Kemper. He is also a senior portfolio manager of core fixed-income portfolios and the product leader for limited volatility (intermediate) and long duration bond management for Scudder Kemper. Mr. Hutchinson joined Scudder in 1986 and has managed pension, endowment and mutual fund portfolios. After three years as a naval officer, Mr. Hutchinson spent 12 years with Connecticut General Life Insurance Company (CIGNA), where he established a public bond credit research unit and managed institutional total return bond portfolios. Mr. Hutchinson received a BS from Lehigh University in 1969 and an MBA from the University of Michigan in 1971.

     Kristin L. Bradbury is a portfolio manager in the Bond Group of Scudder Kemper. Located in the San Francisco office of Scudder Kemper, she has over ten years of experience in the investment industry. Prior to joining Scudder Kemper in 1993, she was a member of the investment department in a large West Coast insurance company. Ms. Bradbury has portfolio management responsibility for a number of institutional fixed income accounts. She received BA degrees in Business Economics and Sociology from the University of California at Santa Barbara in 1986. In 1989, Ms. Bradbury received an MBA from the University of California at Irvine. She is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco.

     WELLINGTON MANAGEMENT COMPANY, LLP. The Manager has employed Wellington Management, 75 State Street, Boston, Massachusetts 02109, to manage the investments of the International Fund. Wellington is one of America's oldest and largest independent investment management firms. It serves as investment adviser to more than 300 institutional clients and over 100 mutual fund portfolios covering a wide range of investment styles, and has over $132 billion in discretionary client assets under management.

     Wellington Management's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, manages the International Fund. Mr. Skramstad joined Wellington Management in 1993 as the firm's Director of International Equity Investments. Prior to joining Wellington Management, Mr. Skramstad was a Principal at Scudder Kemper.

OTHER SERVICE PROVIDERS

     PACIFIC LIFE INSURANCE COMPANY. Pacific Life Insurance Company ("Pacific Life") provides support services to the Funds and acts as the Funds' Transfer Agent. In its support services agreement, Pacific Life, formerly known as Pacific Mutual Life Insurance Company, has agreed to coordinate matters relating to the operation of the Separate Accounts with the operation of the Funds (including the Fund's custodian, record keeping agents, accountant, attorneys and others), maintain appropriate books and records of the Separate Accounts as required by law, arrange for the distribution of Fund proxy materials and periodic reports to Contract owners, address inquiries and provide information to the Contract owners which relate to Fund matters, tabulate Contract owner voting for proxies, and coordinate the preparation of certain documents with the SEC and other federal and state regulatory authorities. Pacific Life's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

     FUND ACCOUNTANT AND SUB-ADMINISTRATOR. PFPC Inc. ("PFPC") provides fund accounting services to the Funds, including calculation of the net asset value of the Funds, dividends and capital gains distributions to shareholders.

     Under its management agreement, the Manager has also agreed to provide statistical and research data, data processing services, and clerical services and coordinate the preparation of reports to shareholders of the Funds and the SEC. Pursuant to the authority granted in the Management Agreement, the Manager has retained PFPC as Sub-Administrator to perform certain administrative services for the Trust, such as preparing and filing various periodic regulatory reports, preparing tax returns, coordinating certain of the Trust's contractual relationships and assisting with Fund compliance monitoring. The Manager bears all fees and expenses charged by PFPC for sub-administration services.

     DISTRIBUTOR. The Funds' shares are sold on a continuous basis and distributed through Provident Distributors, Inc. (the "Distributor"). The Distributor is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961.

     CUSTODIAN. PNC Bank, N.A., 200 Stevens Drive, Lester, Pennsylvania 19113, serves as the custodian of the Fund.

YEAR 2000 COMPLIANCE

     An issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Trust has been informed by the Manager that it has a team in place working on year 2000 systems compliance and that the Manager expects to have its systems ready by the year 2000. Certain other service providers have provided similar information to the Trust. Nevertheless, the inability of the Manager and the other service providers to successfully address year 2000 issues could result in interruptions in the Trust's business and have a material adverse impact on the Trust's operations. In addition, there can be no assurances that the year 2000 issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

FEE WAIVERS

     The Manager and Pacific Life have voluntarily agreed to waive fees and reimburse Fund operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed the following percentages of the average net assets of each Fund on an annual basis: Money Market Fund, 0.60%; Managed Bond Fund, 0.75%; Capital Income Fund, 0.87%; Blue Chip Fund, 0.94%; Mid-Cap Equity Fund, 0.94%; Aggressive Growth Fund, 1.03%; and International Fund, 1.24%. The Manager and Pacific Life will, pro rata, waive their fees with respect to Fund operating expenses other than 0.02% for sub-administration services on an annual basis. If this waiver is not sufficient to reduce expenses below the levels set forth above, Pacific Life will, to the extent necessary, subsidize each Fund to permit each such Fund to meet its target expense ratio. However, at such time as the annualized expenses of a Fund are less than the expense limitation for such Fund set forth above, the obligation to provide further fee waivers, reimbursements or subsidies will cease, even if the expenses of the Fund subsequently increase above such levels.

     Expenses can also be reduced by voluntary fee waivers and expense reimbursements by the Manager and other service providers. Periodically, during the course of the Funds' fiscal year, the Manager and other service providers may prospectively choose not to receive fee payments and/or may assume certain of the Funds' expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of the Manager. However, the Manager and other service providers retain the ability to discontinue such fee waivers and expense reimbursements at any time.

                           MORE ON THE FUNDS' SHARES

HOW TO BUY SHARES

     Shares of the Funds are not sold directly to the general public. Shares of the Funds are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Contracts issued or administered by Pacific Life. For information on purchase of a Contract, consult the prospectus for the Separate Accounts.

HOW TO REDEEM SHARES

     Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose Separate Account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds ordinarily will be paid within seven days following receipt of instructions in proper form or any sooner period required by law.

HOW ARE SHARES PRICED?

     Shares are purchased at their public offering price, which is based upon a Fund's net asset value ("NAV") per share. Each Fund calculates its NAV as follows:

         (Value of Fund Assets) -- (Fund Liabilities)
NAV    = Number of Outstanding Shares

     NAV is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (normally, 4:00 p.m. Eastern time) on days the Exchange is open. In the event that the Exchange closes early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., Eastern time.

     In computing net asset values, the Money Market Fund uses the amortized asset method of valuation as described in the SAI, and each of the other Funds uses the following procedures: A Fund's investments in securities that are primarily traded on a domestic exchange or traded on the NASDAQ National Market System are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the mean between the closing bid and ask prices. Securities not so traded are valued at the last reported sale price or, if none is available, the mean between the current quoted bid and asked prices provided by investment dealers. Except for short-term securities with remaining maturities of 60 days or less ("Short-Term Securities"), fixed-income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-Term Securities are valued at amortized cost, which approximates market value. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Futures contracts and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith pursuant to procedures adopted by the Trust's Board of Trustees. In determining the fair value of securities, the Trust may consider available information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time. Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange. Trading may occur in foreign securities, however, on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value of a Fund. For further information about valuing securities, see the SAI.

CAN I EXCHANGE MY INVESTMENTS FROM ONE FUND TO ANOTHER?

     Contract owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Fund, and Contract owners should refer to the Prospectus for the Separate Accounts for information on the allocation of purchase payments and on transfers of accumulated value among options available under the Contract.

DIVIDENDS AND DISTRIBUTIONS

     Dividends of net investment income are declared and paid daily by the Money Market Fund, declared and paid monthly by the Managed Bond Fund, and declared and paid at least annually by the other Funds. Each Fund's net capital gain, if any, is distributed at least annually, on or about the last day of December. All dividends and distributions of each Fund are automatically reinvested in additional shares of the Fund at the

Fund's net asset value as of the payment date for the dividend unless the shareholder (Separate Account) properly elects to receive cash in respect of dividends payable in cash or in additional Fund shares.

                                TAX INFORMATION

     Each Fund intends to qualify each year as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the Separate Accounts. Internal Revenue Service regulations applicable to the Separate Accounts generally require that portfolios that serve as the funding vehicles solely for such Separate Accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Additional Information Concerning Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the Funds intends to comply with these requirements.

     Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for federal income tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.

     Reference is made to the Prospectus for the Separate Accounts and Contracts for information regarding the federal income tax treatment of distributions to the Separate Accounts. See "Additional Information Concerning Taxes" in the SAI for more information on taxes.

                             MEASURING PERFORMANCE

PERFORMANCE OF THE FUNDS

     From time to time, the Trust may advertise each Fund's "total return" and, if applicable, its "yield" or "effective yield." These figures will not reflect any fees and charges made pursuant to the terms of the Contracts funded by the Separate Accounts that invest in shares of the Funds. Fund performance information will be presented only in conjunction with performance information for the Contracts. Purchasers of Contracts issued by Pacific Life should recognize that such fees and charges will reduce the yield and total return to Contract owners.

     Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions.

     Performance information should be considered in light of a Fund's investment objectives and policies, the characteristics of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

Total Return for the Funds:

                                                          FUND PERFORMANCE
                              -------------------------------------------------------------------------
                              MONEY    MANAGED   CAPITAL   BLUE    MID-CAP   AGGRESSIVE
                              MARKET    BOND     INCOME    CHIP    EQUITY      GROWTH     INTERNATIONAL
                               FUND     FUND      FUND     FUND     FUND        FUND          FUND
                              ------   -------   -------   -----   -------   ----------   -------------
1997*......................    4.22%    6.59%     14.75%   23.27%   27.80%     17.65%          0.56%
1998.......................    5.07     6.89       7.06    27.20    17.18      (1.77)         11.63

---------------

*   From March 1, 1997 (commencement of operations) through December 31, 1997

     The performance data quoted above represents past performance and is not an indication of future results. The return and value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost.

PRIOR PERFORMANCE OF THE MANAGER AND INVESTMENT ADVISER IN COMPOSITES OF SIMILARLY MANAGED ACCOUNTS

     The Funds commenced operations on March 1, 1997 and, consequently, do not have a long-term operating history. The table below sets forth composite performance history of common trust funds, mutual funds and/or institutional private accounts managed by the Manager and the investment advisers that have investment objectives, policies, strategies and risks substantially similar to those of the Funds. The data is provided to illustrate the past performance of the Manager and the investment advisers in managing substantially similar accounts but does not represent the performance of the Funds. Investors should not rely upon this performance data as an indication of the future performance of the Funds or of the Manager and the investment advisers.

     The table reflects performance composites of all accounts that have substantially similar, although not necessarily identical, investment objectives, policies and strategies to those employed by the Manager and investment advisers. The performance figures for the composites of similarly managed accounts are based on gross results that are adjusted to reflect the anticipated expenses of the pertinent Fund. The performance figures for all of the composites of similarly managed accounts also reflect the inclusion of any dividends and interest income received, the deduction of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

     Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data shown below may not be precisely comparable to performance data for the Funds. In addition, the performance data for the common trust funds and the private accounts may not be representative of the pertinent Fund because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the pertinent Fund, this might reduce the comparability of the Fund's performance to that of the composites of similarly managed accounts. Moreover, the Funds' current and future investments are not and will not necessarily be identical to those of the composites of similarly managed accounts.

     The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investor investing in such Funds. Investors should also be aware that the use of a methodology different from that used to calculate these composites could result in different performance data.

     THE FOLLOWING PERFORMANCE DATA IS NOT THE PERFORMANCE OF THE MONEY MARKET, MANAGED BOND, CAPITAL INCOME, BLUE CHIP, MID-CAP EQUITY, AGGRESSIVE GROWTH OR INTERNATIONAL FUNDS, BUT THAT OF COMPARABLE ACCOUNTS, AND DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT CHARGES.

Total Return for composites of similarly managed accounts for the years shown:

                                                                COMPOSITE PERFORMANCE
                       -------------------------------------------------------------------------------------------------------
                          MONEY         MANAGED        CAPITAL                       MID-CAP       AGGRESSIVE
                          MARKET          BOND          INCOME       BLUE CHIP        EQUITY         GROWTH      INTERNATIONAL
                       COMPOSITE(1)   COMPOSITE(2)   COMPOSITE(3)   COMPOSITE(4)   COMPOSITE(5)   COMPOSITE(6)   COMPOSITE(7)
                       ------------   ------------   ------------   ------------   ------------   ------------   -------------
1991.................        --          16.36%         31.45%         32.96%            --           83.25%         14.66%
1992.................        --           6.93%         15.05%          5.33%            --           (0.33)%        (5.67)%
1993.................        --           9.79%         20.85%         12.15%         15.21%          16.66%         32.37%
1994.................      4.67%         (3.07)%        (7.39)%        (1.02)%        (1.65)%        (10.75)%        (2.91)%
1995.................      5.22%         14.51%         23.63%         38.47%         32.31%          33.77%         13.09%
1996.................      3.58%          2.68%         18.73%         24.52%         22.58%          26.95%         12.60%
Average Annual
  Return.............      4.49%          7.66%         16.38%         17.86%         16.43%          21.58%          9.98%

---------------

(1) The total return figures shown for the Money Market Composite represent actual performance of a similar money market mutual fund managed by the Manager for the periods 1994 through 1996.

(2) The total return figures shown for the Managed Bond Composite reflect the adjusted total return performance of privately managed accounts managed by Scudder Kemper for the period 1991 through 1996.

(3) The total return figures shown for the Capital Income Composite reflect adjusted total return performance of similar mutual funds and common trust funds managed by the Manager for the periods 1991 through 1996.

(4) The total return figures shown for the Blue Chip Composite reflect the adjusted total return performance of common trust funds and privately managed accounts managed by the Manager for the periods 1991 through 1996.

(5) The total return figures shown for the Mid-Cap Equity Composite reflect the adjusted total return performance of common trust funds and privately managed accounts managed by the Manager for the periods 1993 through 1996.

(6) The total return figures shown for the Aggressive Growth Composite reflect adjusted total return performance of similar mutual funds, common trust funds and privately managed accounts managed by the Manager for the periods 1991 through 1996.

(7) The total return figures shown for the International Composite reflect the adjusted total return performance of similar mutual funds managed by Wellington Management for the periods 1991 through 1996.

                           PACIFIC INNOVATIONS TRUST
                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain supplementary information concerning the investment results of the Funds for the periods indicated. The information contained in the Financial Highlights for the fiscal year of 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants of each Fund, whose unqualified report on the financial statements containing such information is incorporated by reference into the SAI. The information contained in the Financial Highlights for the period from March 1, 1997 to December 31, 1997 has been audited by the Funds' former independent auditors, KPMG LLP, whose reports thereon were unqualified. The Financial Highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of the independent accountants. Copies of the Trust's SAI and Annual Report to Shareholders may be obtained without charge by calling (800) 722-5558.

                                     MONEY MARKET            MANAGED               CAPITAL              BLUE CHIP
                                         FUND               BOND FUND            INCOME FUND               FUND
                                  ------------------    ------------------    ------------------    ------------------
                                   1998      1997(1)     1998      1997(1)     1998      1997(1)     1998      1997(1)
                                  -------    -------    -------    -------    -------    -------    -------    -------
Net Asset Value, beginning of
 period.......................    $  1.00    $  1.00    $ 10.15    $ 10.00    $ 11.06    $ 10.00    $ 12.24    $ 10.00
                                  -------    -------    -------    -------    -------    -------    -------    -------
Net investment income
 (loss).......................       0.05       0.04       0.55       0.49       0.33       0.17       0.08       0.06
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................       0.00         --       0.12       0.15       0.45       1.30       3.23       2.27
                                  -------    -------    -------    -------    -------    -------    -------    -------
Total from investment
 operations...................       0.05       0.04       0.67       0.64       0.78       1.47       3.31       2.33
                                  -------    -------    -------    -------    -------    -------    -------    -------
Dividends from net investment
 income.......................      (0.05)     (0.04)     (0.55)     (0.49)      0.33      (0.17)     (0.08)     (0.06)
Distributions from net capital
 gains........................         --         --      (0.01)        --         --      (0.14)     (0.13)        --
Distributions in excess of net
 capital gains................         --         --         --         --         --      (0.10)        --      (0.03)
                                  -------    -------    -------    -------    -------    -------    -------    -------
Total distributions...........      (0.05)     (0.04)     (0.56)     (0.49)     (0.33)     (0.41)     (0.21)     (0.09)
                                  -------    -------    -------    -------    -------    -------    -------    -------
Net Asset Value, end of
 period.......................    $  1.00    $  1.00    $ 10.26    $ 10.15    $ 11.51    $ 11.06    $ 15.34    $ 12.24
                                  =======    =======    =======    =======    =======    =======    =======    =======
Total return..................       5.07%      4.22%**    6.89%      6.59%**    7.06%     14.75%**   27.20%     23.27%**
                                  =======    =======    =======    =======    =======    =======    =======    =======
Net assets, end of period (in
 thousands)...................    $ 6,780    $ 6,699    $18,464    $11,758    $26,037    $17,671    $35,578    $19,910
                                  =======    =======    =======    =======    =======    =======    =======    =======
Ratio of expenses to average
 net assets:
After fee waivers and
 reimbursements...............       0.60%      0.60%*     0.75%      0.75%*     0.87%      0.87%*     0.94%      0.94%*
                                  =======    =======    =======    =======    =======    =======    =======    =======
Before fee waivers and
 reimbursements...............       1.37%      1.47%*     1.20%      1.39%*     1.30%      1.52%*     1.40%      1.53%*
                                  =======    =======    =======    =======    =======    =======    =======    =======
Ratio of net investment income
 to average net assets:
After fee waivers and
 reimbursements...............       4.95%      5.00%*     5.52%      6.12%*     3.33%      3.24%*     0.70%      1.00%*
                                  =======    =======    =======    =======    =======    =======    =======    =======
Before fee waivers and
 reimbursements...............       4.18%      4.13%*     5.07%      5.48%*     2.90%      2.59%*     0.24%      0.41%*
                                  =======    =======    =======    =======    =======    =======    =======    =======
Portfolio turnover rate.......         --         --      43.71%    104.36%     56.90%     44.98%     57.70%     44.93%
                                  =======    =======    =======    =======    =======    =======    =======    =======

                                     MID-CAP              AGGRESSIVE          INTERNATIONAL
                                   EQUITY FUND           GROWTH FUND               FUND
                                ------------------    ------------------    ------------------
                                 1998      1997(1)     1998      1997(1)     1998      1997(1)
                                -------    -------    -------    -------    -------    -------
Net Asset Value, beginning of
 period.......................  $ 12.65    $ 10.00    $ 10.71    $ 10.00    $  9.80    $ 10.00
                                -------    -------    -------    -------    -------    -------
Net investment income
 (loss).......................     0.05       0.05      (0.03)     (0.03)      0.10       0.09
Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions.................     2.12       2.73      (0.16)      1.76       1.02      (0.01)
                                -------    -------    -------    -------    -------    -------
Total from investment
 operations...................     2.17       2.78      (0.19)      1.73       1.12       0.08
                                -------    -------    -------    -------    -------    -------
Dividends from net investment
 income.......................    (0.05)     (0.05)        --         --      (0.10)     (0.09)
Distributions from net capital
 gains........................    (0.08)     (0.06)        --      (0.92)        --         --
Distributions in excess of net
 capital gains................       --      (0.02)        --      (0.10)        --      (0.19)
                                -------    -------    -------    -------    -------    -------
Total distributions...........    (0.13)     (0.13)      0.00      (1.02)     (0.10)     (0.28)
                                -------    -------    -------    -------    -------    -------
Net Asset Value, end of
 period.......................  $ 14.69    $ 12.65    $ 10.52    $ 10.71    $ 10.82    $  9.80
                                =======    =======    =======    =======    =======    =======
Total return..................    17.18%     27.80%**   (1.77%)    17.65%**   11.63%      0.56%**
                                =======    =======    =======    =======    =======    =======
Net assets, end of period (in
 thousands)...................  $16,490    $11,148    $11,044    $ 9,405    $11,073    $ 9,036
                                =======    =======    =======    =======    =======    =======
Ratio of expenses to average
 net assets:
After fee waivers and
 reimbursements...............     0.94%      0.94%*     1.02%      1.03%*     1.24%      1.24%*
                                =======    =======    =======    =======    =======    =======
Before fee waivers and
 reimbursements...............     1.43%      1.62%*     1.72%      1.73%*     3.57%      3.19%*
                                =======    =======    =======    =======    =======    =======
Ratio of net investment income
 to average net assets:
After fee waivers and
 reimbursements...............     0.38%      0.66%*    (0.34%)    (0.53%)*    0.95%      1.39%*
                                =======    =======    =======    =======    =======    =======
Before fee waivers and
 reimbursements...............    (0.11%)    (0.02%)*   (1.04%)    (1.23%)*   (1.38%)    (0.56%)*
                                =======    =======    =======    =======    =======    =======
Portfolio turnover rate.......    95.07%     55.74%    262.74%     99.05%    151.18%     53.23%
                                =======    =======    =======    =======    =======    =======

---------------

(1) For the period from March 1, 1997 to December 31, 1997
(2) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged.
*   Annualized.
**  Not annualized.

STATEMENT OF ADDITIONAL INFORMATION

     A copy of the SAI providing more detailed information about the Funds is available, without charge upon request. The Table of Contents of the SAI is as follows:

The Trust...................................................    1
Investment Objectives and Policies..........................    2
Additional Purchase and Redemption Information..............   19
Additional Information Concerning Taxes.....................   21
Management..................................................   23
Performance Information.....................................   28
General Information.........................................   30
Financial Statements........................................   32
Appendix A: Ratings.........................................  A-1
Appendix B: Futures Contracts...............................  B-1

                      (This page intentionally left blank)

ADDITIONAL INFORMATION

     Additional information about the Fund's investments is available in the Fund's annual and semi -annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

     The SAI contains more detailed information about the Fund and the Portfolios. The current SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

     To receive, without charge, a copy of the annual and/or semi-annual reports of the Pacific Innovations Trust and/or a copy of the SAI for the Pacific Innovations Trust, please telephone (800) 722-5558 (toll-free).

    Pacific Innovations Trust
    400 Bellevue Parkway
    Wilmington, Delaware

     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

     No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

Investment Company Act File No: 811-07863

                           PACIFIC INNOVATIONS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                   MONEY MARKET FUND               MID-CAP EQUITY FUND
                   MANAGED BOND FUND               AGGRESSIVE GROWTH FUND
                   CAPITAL INCOME FUND             INTERNATIONAL FUND
                   BLUE CHIP FUND                  GLOBAL VALUE FUND

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Trust...................................................  1
Investment Objectives and Policies..........................  2
Additional Purchase and Redemption Information..............  19
Additional Information Concerning Taxes.....................  21
Management..................................................  23
Performance Information.....................................  28
General Information.........................................  30
Appendix A: Ratings.........................................  A-1
Appendix B: Futures Contracts...............................  B-1

     This Statement of Additional Information supplements the Prospectus offering of shares of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (each a "Fund" and, collectively, the "Funds"). Each Fund is a series of Pacific Innovations Trust, a Delaware business trust and a registered open-end management investment company (the "Trust").

     This Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 1999, as it may from time to time be revised.

     Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Funds to which this SAI relates may be obtained by calling Pacific Life at 800-722-5558. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                   THE TRUST

     The Trust was organized on September 25, 1996 as a Delaware business trust. It is a series company that currently consists of the following investment portfolios or Funds: the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, International Fund and Global Value Fund. Each Fund has its own investment objective and policies.

     Bank of America National Trust & Savings Association ("Bank of America" or the "Manager"), a wholly owned subsidiary of BankAmerica Corp., serves as the investment manager for all of the Funds. Scudder Kemper Investments, Inc., and Wellington Management Company, LLP (each a "Subadviser" and, collectively, the "Subadvisers") serve as subadvisers to the Managed Bond Fund, and International Fund, respectively.

     Shares of the Funds may be sold only to separate accounts ("Separate Accounts") of Pacific Life Insurance Company ("Pacific Life") to serve as investment vehicles for variable annuity contracts issued by Pacific Life (the "Contracts"). It is possible at some later date that shares of the Funds may be offered and sold to separate accounts funding variable life insurance policies issued by Pacific Life.

     Pacific Life, on behalf of each Separate Account, and Pacific Asset Management LLC ("PAM"), a wholly owned subsidiary of Pacific Life, own 100% of the Funds' shares. Each Separate Account will invest in such shares in accordance with instructions received from the owners of the Contracts. Contract owners should consider that the investment experience of the Fund or Funds they select will affect the value of and the benefits provided under the Contracts. See the Prospectus for the Separate Accounts for a discussion of the relationship between increases or decreases in the net asset value of each of the Funds (and any distributions of such shares) and the benefits provided under the Contracts.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following discussion supplements the discussion of the investment objective and policies for each Fund appearing in the Prospectus. There can be no assurance that the investment objective of any Fund will be achieved.

PORTFOLIO TRANSACTIONS

     The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of the cost of purchases or the proceeds of sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. Portfolio turnover will not be a limiting factor in making portfolio decisions.

     Subject to the general supervision and oversight of the Trust's Board of Trustees, the Manager or a Subadviser makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market through market-makers, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     In executing portfolio transactions and selecting brokers or dealers, it is the Trust's policy to seek the best overall terms available. The Management Agreement between the Trust and the Manager and each Subadvisory Agreement among the Trust, the Manager and a Subadviser, provide that, in assessing the best overall terms available for any transaction, the Manager or its Subadviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Management Agreement and each Subadvisory Agreement authorizes the Manager or a Subadviser, subject to the approval of the Board of Trustees of the Trust, to cause the Trust to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Manager or the Subadvisers to the accounts over which it exercises investment discretion. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which the Manager or its Subadvisers exercise investment discretion. Conversely, the Trust or any given Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies. Brokerage and research services so received are in addition to and not in lieu of services required to be performed by the Manager and its Subadvisers and do not reduce the investment management fee payable to the Manager or its Subadvisers. Such services may be useful to the Manager and its Subadvisers in serving both the Trust and other clients and, conversely, services obtained by the placement of business of other clients may be useful to the Manager and its Subadvisers in carrying out its obligations to the Trust.

     In connection with their investment management services provided to the Funds, the Manager and its Subadvisers will not acquire certificates of deposit or other securities issued by itself or its affiliates. Portfolio securities in general may be purchased from and sold to affiliates of the Trust, the Manager, its Subadvisers and their affiliates acting as syndicate member, market-maker, broker, dealer, or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

     A Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice only when the Manager or its Subadvisers, in their sole discretion subject to guidelines adopted by the Board of Trustees of the Trust, believe such practice to be in the interest of the Funds. In addition, to the extent permitted by law, the Manager and its Subadvisers may aggregate the securities to be sold or purchased on behalf of the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

     The table below shows total brokerage commissions paid by each Fund for the period from March 1, 1997 to December 31, 1997 and the fiscal year ended December 31, 1998 and the amount thereof that was allocated to broker-dealers based upon research information provided.

                                                        TOTAL BROKERAGE            ALLOCATED BASED UPON
                                                           COMMISSION                    RESEARCH
                                                      PAID IN FISCAL YEAR             IN FISCAL YEAR
                                                      --------------------         --------------------
                      FUND                             1997         1998            1997         1998
------------------------------------------------      -------      -------         -------      -------
Money Market....................................      $    --      $    --         $    --      $    --
Managed Bond....................................           --           --              --           --
Capital Income..................................        7,147       15,303              --           --
Blue Chip.......................................       16,124       35,506          15,374       30,322
Mid-Cap Equity..................................       17,611       31,302          17,016       27,389
Aggressive Growth...............................       16,027       39,526              --       38,115
International...................................       45,757       74,272              --           --

INVESTMENT POLICIES FOR THE MONEY MARKET FUND

     The investment objective and investment policies of the Money Market Fund are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Fund, and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category (e.g., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Ratings Group ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO and whose acquisition is approved or ratified by the Board of Trustees; (2) if, for an instrument with a remaining maturity of 13 months or less that was long term at the time of issuance, it is issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager, and unless it is a U.S. Government security, whose acquisition is approved or ratified by the Board of Trustees. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Manager becomes aware an unrated security is downgraded below high quality and the Manager does not dispose of the security or it does not mature within five business days) will promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

     The following discussion supplements the discussion of Trust investments in the Prospectus.

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME
DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Funds except the Money Market Fund, as described in the Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Certificates of deposit and bankers' acceptances will be obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches).

     Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects from the risks associated with instruments issued by comparable U.S. issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the instruments, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these instruments.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated in the Prospectus, each Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     COMMERCIAL PAPER AND SHORT-TERM NOTES. Each Fund except the Money Market Fund may invest in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by domestic and foreign corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by S&P, Prime-2 or higher by Moody's, or similarly rated by another NRSRO or, if unrated, will be determined by the Manager or its Subadvisers to be of comparable quality under procedures established by the Board of Trustees of the Trust. These rating symbols are described in Appendix A.

     REPURCHASE AGREEMENTS. Each Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions, such as banks and broker-dealers, which are considered to be creditworthy, subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the Funds' limitations on investment in illiquid securities. The Funds are not permitted to enter into repurchase agreements with the Manager, its affiliates or the Subadvisers, and their affiliates. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at an amount greater than the repurchase price. If the seller defaulted on its repurchase obligation, a Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     GOVERNMENT OBLIGATIONS. Each Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association "FNMA", Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA"). Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years, Treasury bonds generally have maturities of more than ten years and all are direct obligations of or guaranteed by the U.S. Government. Some of the other obligations referred to above, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

     The Managed Bond and International Funds may also invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Each Fund may acquire variable and floating rate instruments, including master demand notes which permit a Fund to invest fluctuating amounts which may change daily without penalty. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Fund, the Manager or its Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Fund's fundamental limitation on investment in illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

     MUNICIPAL SECURITIES. The Managed Bond Fund may invest, from time to time, in obligations issued by state and local government issuers ("Municipal Securities"). The purchase of Municipal Securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations.

     The two principal classifications of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from unrestricted revenues of the issuer. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. The Fund may also hold "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     CONVERTIBLE SECURITIES AND WARRANTS. The Capital Income, Aggressive Growth, Managed Bond and International Funds may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible preferred securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but have a lower level of risk because the yield is higher and the security is senior to common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Like other debt securities, the market value of a convertible security tends to vary inversely with the level of interest rates; the value of the security declines if interest rates increase and increases as interest rates decline. Convertible securities may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     The International Fund may invest in warrants or rights (valued at the lower of cost or market) to purchase securities; and the Capital Income and Managed Bond Funds may acquire warrants or rights as part of a unit or attached to securities at the time of purchase. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     ILLIQUID SECURITIES. No Fund may invest more than 15% of the value of its net assets (10% in the case of the Money Market Fund) in securities that at the time of purchase have legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days, or assets which are otherwise illiquid. The Manager or its Subadvisers will monitor the amount of illiquid securities in the Funds' portfolios, under the supervision of the Board of Trustees, to ensure compliance with the Funds' investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission ( the "SEC") under the 1933 Act, or are issued in reliance on Section 4(2) of the 1933 Act, the Manager or its Subadvisers may determine, pursuant to guidelines established by the Board of Trustees, that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

     MORTGAGE-BACKED SECURITIES. The Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity and Aggressive Growth Funds may invest in mortgage-backed securities issued by governmental and non-governmental entities (such as banks, savings and loans, and private mortgage insurance companies). Mortgage-backed securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. Mortgage-backed securities issued by non-governmental entities may be supported up to certain amounts and for certain time periods by credit enhancements such as letters of credit, pool and hazard insurance and/or guarantees of a financial institution (such as a bank or insurance company) unaffiliated with the issuers.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

     Government-related guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and participant certificates issued by FHLMC are guaranteed as to timely payment of interest and ultimate payment of principal, respectively, but are not backed by the full faith and credit of the United States Government.

     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates; therefore, during periods of declining interest rates, mortgage-backed securities may be less effective at "locking in" yields than typical bonds of similar maturities. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Managed Bond and Aggressive Growth Funds may invest in CMOs, which are a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, FHLMC or equivalent foreign entities.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to the investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Unscheduled or early repayment of principal on mortgage passthrough securities may expose the Fund to a lower rate of return upon reinvestment of principal.

     ASSET-BACKED SECURITIES. The Managed Bond and Aggressive Growth Funds may invest in other types of asset-backed securities (i.e., other than mortgage-backed securities discussed above). Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided factual ownership interest in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuer of such securities.

     The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligation superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to protect such security interest against competing claims of other parties. Because of the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. There is the possibility, therefore, that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

     Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amount paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for certain asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities.

     BORROWING. Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing). This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Reverse repurchase agreements are considered borrowings and are subject to the borrowing limitations described above.

     OPTIONS. Each Fund except the Money Market Fund may purchase put and call options. Such options may relate to particular securities or to various stock indices. The Funds currently intend that the aggregate premiums paid for such options will not exceed 2% of the value of a Fund's net assets (5% for the Capital Income, International and Aggressive Growth Funds).

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option plus transaction costs. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Fund.

     In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth and International Funds are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash, cash equivalents or liquid portfolio securities in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash, cash equivalents or liquid portfolio securities equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

     If a Fund desires to sell a particular security it owns, on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell a security on which a call option has been written until the option expires or the Fund delivers the underlying security upon exercise.

     The International Fund is also permitted to write covered put options. A put option is covered if the Fund maintains with its custodian cash, cash equivalents or liquid portfolio securities equal to the contract value. A put option is also covered if the Fund holds a put on the same underlying security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise of the put written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     The principal reason for writing put options is the attempt to realize additional current return through the receipt of premiums. In return for the premium, the Fund bears the risk of loss should the price of the security increase. As in the case of covered call options, the covered put option writer has no control over when it may be required to pay the exercise price, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

     If a Fund desires to terminate its obligation pursuant to a put option it has written, the Fund will seek to effect a closing purchase transaction, in the same manner as a closing purchase transaction for a call option written by the Fund. If the Fund is unable to effect a closing purchase transaction, it will not be able to use the assets segregated to cover the option for other purposes until the option expires or the Fund delivers the purchase price of the securities which are the subject of the option.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     FUTURES AND RELATED OPTIONS. Each Fund except the Money Market Fund may enter into futures transactions and related options transactions. A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made.

     A Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

     There are several risks in connection with the use of futures contracts by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     It is also possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Manager or its Subadvisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     For additional information concerning futures and options thereon, please see Appendix B to this SAI.

     The following discussion on foreign currency risks relates to the Aggressive Growth, International and Global Value Funds.

     FOREIGN CURRENCY TRANSACTIONS. The Aggressive Growth and International Funds may engage in foreign currency forward contracts, options and futures transactions.

     CURRENCY RISKS. The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever the Manager or Subadviser determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

     The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts which it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Manager or a Subadviser believe will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

     FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

     SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Manager or

Subadviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     FOREIGN CURRENCY FUTURES TRANSACTIONS. By using foreign currency futures contracts and options on such contracts, the International Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The International Fund may potentially be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contacts are subject to the same risks that generally apply to the use of futures. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Manager or Subadviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. "Delayed settlement" describes a securities transaction in the secondary market for which settlement will occur sometime in the future.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. During the time that the Fund is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, marketable equity securities, and/or cash or cash equivalents sufficient to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued or delayed settlement securities ever exceeded 10% of the value of the Fund's net assets.

     A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or forward commitment and delayed settlement transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     SECURITIES LENDING. Each Fund except the Money Market Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may call the loan at any time upon reasonable notice; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed certain specified limits of the total assets of the Fund.

     A Fund will earn income on the collateral for lending its securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Although the Funds reserve the right to lend their securities, none of the Funds has any current intention of doing so in the foreseeable future.

     SMALL CAPITALIZATION SECURITIES. The Capital Income, Mid-Cap Equity, International Funds, and, in particular, the Aggressive Growth Fund, may each hold common stock of companies with relatively small market capitalizations that the Manager or a Subadviser expects will experience above-average growth in earnings and price. Some of these companies have limited product lines, markets and financial resources and will be dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of small companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Some of the securities owned by certain of the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Funds of portfolio securities, to meet redemptions or otherwise, may require a Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

     PREFERRED STOCK. The Capital Income and International Funds may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the issuer be liquidated. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     FOREIGN INVESTMENTS. The Managed Bond, Capital Income, Aggressive Growth and International Funds may invest directly in foreign securities subject to the limits set forth in the Prospectus. In considering whether to invest in the securities of a foreign company, the Manager or a Subadviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, as well as factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

     The Managed Bond, Capital Income and International Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The Funds may also purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. In addition, the Funds may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers) and Euro bonds (bonds not issued in the country (and possibly the currency of the country) of the issuer).

     The Funds' investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Manager's or a Subadviser's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the Manager or a Subadviser in determining whether to increase or decrease the emphasis placed upon a particular type of security within a Fund's portfolio.

     Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

DURATION

     Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Manager or a Subadviser in fixed-income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

     Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used to indicate the sensitivity of the securities price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

     Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled, or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payments of principal, duration is always less than maturity. In general, all other things being the same, the lower stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

     Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

     Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

     A bond's duration depends on three variables: (i) the maturity of the bond;
(ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest, which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

     Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager or a Subadviser will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposures.

OTHER INVESTMENT LIMITATIONS

     The following is a list of restrictions and fundamental policies that may not be changed for any Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined below under "General Information -- Miscellaneous").

     None of the Funds may:

          1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations, and (b) assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. The Global Value Fund may not purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in securities of any one issuer, except that (a) up to 50% of its total assets may be invested without regard to these limitations, however, with respect to the entire portfolio, no more than 5% and 10% of the Fund's total asset will be invested in the securities of any one issuer in a third tier country and a second tier country, respectively, and (b) assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

          2. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (b) assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act, and (c) this limitation does not apply to investments by the Money Market Fund in repurchase agreements.

          3. Issue senior securities, except in connection with permissible borrowings and futures and options transactions.

          4. Underwrite any issue of securities, except when, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws.

          5. Purchase or sell real estate. However, a Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein, and securities issued by companies investing in real estate or interests therein.

          6. Borrow money for any Fund except for temporary purposes, including to meet Fund redemptions, and then only in an amount not exceeding 33 1/3% of such Fund's total assets. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks.

          7. Make loans, except that a Fund (a) may purchase or hold debt instruments, certificates of deposit, commercial paper, bankers' acceptances, fixed time deposits and repurchase agreements, pursuant to its investment objectives and policies, and (b) may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities, which are consistent with its permitted investments, in an amount not exceeding 1/3 of the Fund's total assets.

     The following is a list of non-fundamental restrictions and operating policies that may be changed by the Board of Trustees for any Fund without approval of the Fund's shareholders:

     None of the Funds may:

          1. Pledge, mortgage or hypothecate the assets of the Fund except in connection with permissible borrowings and futures and options transactions.

          2. Invest the assets of any Fund in securities that are not readily marketable or in securities with legal or contractual restrictions on resale (including repurchase agreements maturing in more than seven days) to any extent greater than 15% of the value of the net assets of the Fund (10% for the Money Market Fund). It is not intended that securities purchased by a Fund in an offering exempt from registration in reliance on Rule 144A or Section 4(2) under the 1933 Act and for which a liquid trading market exists, as determined by the Board of Trustees of such Fund or by the Manager or a Subadviser (pursuant to guidelines adopted by the Board), be included within this limitation.

          3. Sell short.

          4. Purchase securities of any other open-end or closed-end investment company, except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, (b) in connection with a merger, consolidation, acquisition or reorganization, and (c) assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

          5. Purchase or sell commodities or commodity contracts, other than futures contracts and options thereon as described in the Prospectus or SAI, as amended from time to time. This limitation does not apply to foreign currency transactions, including forward currency contracts.

          6. Purchase securities of companies for the purpose of exercising control.

          7. Purchase securities on margin, except for the use of short term credit necessary for clearance of purchases and sales of portfolio securities. This does not apply to margin deposits in connection with options, futures contracts and options thereon.

                                    *  *  *

     If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

     In accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The price paid for purchases and redemptions of shares of the Funds is the net asset value per share, which is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day that the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange closes early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m. Eastern time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The offering price is effective for orders received by the Transfer Agent prior to the time of determination of net asset value.

     The net asset value of a Fund share is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of shares of the Fund outstanding. The value of the investments and assets of the Fund is determined each business day in accordance with certain procedures described below. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time for that business day.

MONEY MARKET FUND

     The Money Market Fund uses the amortized cost method of valuation in computing the net asset value of its shares for purposes of sales and redemptions. Under this method the Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold its portfolio securities. The market value of the securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

     In connection with its use of amortized cost valuation, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase an instrument with a remaining maturity of greater than 397 calendar days (except for longer agency floating rate instruments with interest reset dates at least every thirteen months). The Board of Trustees has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations.

     OTHER FUNDS. Except for debt securities with remaining maturities of 60 days or less, the following assets held by the Funds (other than the Money Market Fund) for which market quotations are available are valued as follows:
(a) U.S. Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (b) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees of the Trust has determined that the values obtained using the procedures described above represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC Inc. from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

     The valuation of options is described above in the section entitled "Investment Objectives and Policies: Types of Obligations, Investment Risks, and Other Investment Information -- Options."

     Debt securities held by the Funds with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this valuation method, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Funds assume a constant proportionate amortization in value until maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. The Funds will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

     Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which NAV is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of NAV unless the Board of Trustees determines that the particular event would materially affect NAV, in which case an adjustment will be made.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV into U.S. dollars at the spot exchange rates at 12:00 noon New York time or at such other rates as the Manager may determine to be appropriate in computing net asset value.

     PRICING SERVICES. When approved by the Board of Trustees of the Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities may include those that have no available recent market value, have few outstanding shares and, therefore, infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances, such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees.

                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL TAXES

     Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, a Fund's taxable income will include the revenues derived from dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), adjusted for certain items, and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any. Each Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year.

     Qualification as a regulated investment company under the Code also requires that each Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, each Fund must satisfy the diversification requirements of
Section 817(h) of the Code. In general, for a Fund to meet these investment diversification requirements, Treasury regulations require that no more than 55% of the total value of the assets of the Fund may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. With respect to U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each governmental agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each calendar year quarter in which to cure any non-compliance.

     Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are treated as ordinary income in the hands of a Separate Account shareholder. Under the Code, any distributions designated as being made from net capital gains will be treated as long-term capital gains in the hands of a Separate Account, regardless of the holding period of such Separate Account. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of Fund shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent a Separate Account received net capital gain distributions on such shares.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,
(ii) at least 98% of its capital gains in excess of capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years or in subsequent years. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

OTHER TAX INFORMATION

     Contract owners should refer to the prospectus for the Separate Accounts and Contracts for information regarding the federal income tax treatment of distributions made by the Funds to the Separate Accounts and the circumstances under which distributions may be made from the Separate Accounts to Contract owners.

     The Trust may be subject to state or local taxes in certain states where it is deemed to be doing business. Further, the state tax treatment of the Trust and of Pacific Life, with respect to investments made by its Separate Accounts in the Funds, may differ from federal tax treatment. Appropriate tax advisers should be consulted with respect to such questions arising under federal, state and local tax law.

     The foregoing discussion of federal income taxation is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

     The trustees and officers of the Trust, their addresses, and principal occupations during the past five years are:

                                           POSITION                            PRINCIPAL OCCUPATIONS
        NAME AND ADDRESS                 WITH COMPANY                                 AND AGE
        ----------------                 ------------                          ---------------------
Cornelius J. Pings*                  Trustee, Chairman       Formerly, President, Association of American Universities
  480 S. Orange Grove Blvd. #6       and President           (since 1993); Provost (from 1982 to 1993) and Senior Vice
  Pasadena, CA 91105                                         President for Academic Affairs (from 1981 to 1993),
                                                             University of Southern California; Director (since 1984)
                                                             and President and Chairman of the Board (since 1955), The
                                                             Pacific Horizon Funds, Inc. (since 1982); Trustee, Master
                                                             Investment Trust, Series I (since 1995); former Trustee,
                                                             Master Investment Trust, Series II (from 1995 to 1997);
                                                             Director, Farmers Group, Inc. (insurance company), (since
                                                             1991). Age: 70.

Edward S. Bottum                     Trustee                 Managing Director, Chase Franklin Corporation (venture
c/o Chase Franklin Corporation                               capital firm) since 1990; Director, Kellwood Corporation
  1200 Central Avenue                                        (women's apparel manufacturer); Trustee, Time Horizon
  Suite 306                                                  Funds (since 1995); Director, Pacific Horizon Funds, Inc.
  Wilmette, IL 60091                                         (since 1998); formerly Vice Chairman of Continental Bank
                                                             N.A. (retired 1990); formerly Trustee, 231 Funds
                                                             (February 1993 to August 1995). Age: 65.

William P. Carmichael                Trustee                 , Succession Fund; Trustee, Time Horizon Funds (since
  808 S. Garfield                                            1995); Director, Pacific Horizon Funds, Inc. (since
  Hinsdale, IL 60521                                         1998); formerly Senior Vice President, Sara Lee
                                                             Corporation (1992 to 1993); formerly Treasurer, Senior
                                                             Vice President and Chief Financial Officer, Beatrice
                                                             Company (1987 to 1990); formerly Trustee, 231 Funds
                                                             (registered investment company) (February 1993 to August
                                                             1995); Director, Cobra Electronics Corporation; Director,
                                                             The Hain Food Group, Inc. Age: 55.

Thomas M. Collins                    Trustee                 Of counsel, law firm of McDermott & Trayner; Partner of
McDermott & Trayner                                          the law firm of Musick, Peeler & Garrett (until 1993);
  225 S. Lake Avenue                                         Chairman of the Board of Trustee, Master Investment
  Suite 410                                                  Trust, Series I (registered investment company) (since
  Pasadena, CA 91101                                         1993); Director (since 1982) and former President and
                                                             Chairman of the Board of Pacific Horizon Funds, Inc.
                                                             (1982 to 1995); former Chairman and Trustee, Master
                                                             Investment Trust, Series II (registered investment
                                                             company) (1993 to 1997); former Director, Bunker Hill
                                                             Income Securities, Inc. (registered investment company)
                                                             (through 1991). Age: 64.

Douglas B. Fletcher                  Trustee                 Chairman of the Board and Chief Executive Officer,
Fletcher Capital Advisors, Inc.                              Fletcher Capital Advisor, Incorporated (registered
  4 Upper Newport Plaza                                      investment advisor) (since 1991); Director, Pacific
  Suite 100                                                  Horizon Funds, Inc. (since 1985); Partner, Newport
  Newport Beach, CA 92660                                    Partners (private venture capital firm) (since 1981);
                                                             Director, FCA Securities Inc. (registered broker/dealer)
                                                             (since 1993); formerly Chairman of the Board and Chief
                                                             Executive Officer, First Pacific Advisors, Inc.
                                                             (registered investment adviser) and seven investment
                                                             companies under its management (prior to 1983); former
                                                             Allied Member, New York Stock Exchange; Chairman of the
                                                             Board of FPA Paramount Fund, Inc. (through 1984);
                                                             Chairman, TIS Mortgage Investment Company (real estate
                                                             investment trust) (since 1988); Trustee and former Vice
                                                             Chairman of the Board, Claremont McKenna College;
                                                             Chartered Financial Analyst. Age: 74.

Robert E. Greeley                    Trustee                 Chairman, Page Mill Asset Management (a private
Page Mill Asset Management                                   investment company) since 1987; Director, Pacific Horizon
  433 California Street                                      Funds, Inc. (since 1993), Morgan Grenfell Small Cap Fund
  Suite 900                                                  (since 1986); Trustee, Master Investment Trust Series I
  San Francisco, CA 94104                                    (since 1993), Master Investment Trust, Series II (from
                                                             1993 to 1997), Trustee (since 1996) and former President,
                                                             Pacific Innovations Trust, (registered investment
                                                             companies); formerly Director, Bunker Hill Income
                                                             Securities, Inc. (1989 to 1994), Formerly Trustee,
                                                             SunAmerica Fund Group (previously Equitec Siebel Fund
                                                             Group), (1984 to 1992) (registered investment companies);
                                                             formerly Director, Manager, Corporate Investments,
                                                             Hewlett Packard Company (from 1979 to 1991). Age: 67.

Harold T. Joanning                   Trustee                 Retired. Formerly Executive Vice President, Finance and
  3621 Sausalito Drive                                       Administration, Pacific Mutual Life Insurance Company
  Corona del Mar, CA 92625                                   (1980 to 1991). Age: 70.

                                           POSITION                            PRINCIPAL OCCUPATIONS
        NAME AND ADDRESS                 WITH COMPANY                                 AND AGE
        ----------------                 ------------                          ---------------------
Stephen M. Wynne                     Vice President          Executive Vice President and Chief Accounting Officer
Executive Vice President, PFPC                               (since 1993) and Senior Vice President and Chief
Inc.                                                         Accounting Officer (1991 to 1993), PFPC Inc.; Executive
  400 Bellevue Parkway                                       Vice President, PFPC International (since 1995); Vice
  Wilmington, DE 19809                                       President and Chief Accounting Officer, PNC Institutional
                                                             Management Corp. (since 1987). Age: 44.

Cathy G. O'Kelly, Esquire            Secretary               Partner in the Law Firm of Vedder, Price, Kaufman &
Vedder, Price, Kaufman & Kammholz                            Kammholz. Age: 45.
  222 North LaSalle St.
  Chicago, IL 60601

Jay F. Nusblatt                      Treasurer               Vice President and Director of Fund Accounting and
Vice President, PFPC Inc.                                    Administration, PFPC Inc. (since 1993); formerly
  103 Bellevue Parkway                                       Assistant Vice President, Fund/Plan Services, Inc. (1989
  Wilmington, DE 19809                                       to 1993). Age: 38.

Gary M. Gardner, Esquire             Assistant Secretary     Chief Counsel -- Mutual Funds, PNC Bank (since 1994);
Chief Counsel -- Mutual Funds,                               Associate General Counsel, The Boston Company, Inc. (1992
PNC Bank                                                     to 1994); General Counsel, SunAmerica Asset Management
  1600 Market Street, 28th Floor                             Inc. (1986 to 1992). Age: 47.
  Philadelphia, PA 19103

J. Robert Dugan, Esquire             Assistant Secretary     Counsel -- Mutual Funds, PNC Bank (since 1993);
Counsel -- Mutual Funds, PNC Bank                            Associate, Drinker Biddle and Reath (1990 to 1993). Age:
  1600 Market Street, 28th Floor                             34.
  Philadelphia, PA 19103

---------------

* "Interested person" as defined in the 1940 Act by reason of his position as President of the Trust.

     The Board of Trustees has an Audit Committee composed of Messrs. Carmichael (Chairman), Bottum, Collins, Fletcher, Greeley, Joanning and Pings. The Audit Committee reviews the work and any recommendations of the Trust's independent public auditors. Based on such review, it reports to the Board at least once a year and is directly available at all times for consultation on audit, accounting and related financial matters.

     The Nominating Committee of the Board of Trustees is composed of Messrs. Fletcher (Chairman), Bottum, Carmichael, Collins, Greeley and Joanning. The Nominating Committee is authorized to seek and review and recommend to the Board and shareholders candidates for trusteeships to be held by persons who are not interested persons of the Trust.

     The Contract Renewal Committee of the Board of Trustees is composed of Messrs. Greeley (Chairman), Collins (Vice-Chairman), Bottum, Carmichael, Fletcher, Joanning and Pings. The Contract Renewal Committee is responsible for reviewing those contracts to which the Trust is a party and making recommendations to the Board regarding the appropriateness of such contracts' renewal.

     The Valuation Committee of the Board of Trustees is composed of Messrs. Bottum (Chairman), Collins and Greeley. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments and, when the full Board is not in session, determines the fair value of illiquid securities and other holdings for which market valuations are not readily available after consideration of all relevant factors.

     For his services as trustee of all of the Funds of the Trust, each trustee receives an estimated aggregate annual retainer of $2,500 ($8,000 if the Trustee is a member of the Trust's Board only and not a member of any other Board in the Trust Complex) with a fee of $500 for each day of board meetings attended. Each trustee will also be reimbursed for out-of-pocket expenses incurred as a trustee. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 1998, to the trustees who are not affiliated with the Manager or the Subadvisers and the aggregate compensation paid to such trustees for services on the Trust's Board and that of all other funds in the "Trust Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                             PENSION OR                              TOTAL
                                                             RETIREMENT                          COMPENSATION
                                           AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM THE TRUST
                                          COMPENSATION    AS PART OF FUND     BENEFITS UPON           AND
                 NAME                    FROM THE TRUST       EXPENSES          RETIREMENT       TRUST COMPLEX
                 ----                    --------------   ----------------   ----------------   --------------
Edward S. Bottum, Trustee..............      14,250              $0                 $0               66,500
William P. Carmichael, Trustee.........      11,750              $0                 $0               61,000
Thomas M. Collins, Trustee.............       3,750           *                  *                  100,167
Douglas B. Fletcher, Trustee...........       3,750           *                  *                   92,667
Robert E. Greeley, Trustee.............      13,750           *                  *                  122,917
Harold T. Joanning, Trustee............      14,500              $0                 $0               14,500
Cornelius J. Pings, Chairman &                3,750           *                  *                  139,167
  Trustee..............................

---------------
* As of the fiscal year ended February 28, 1999, Pacific Horizon Funds, Inc. had accrued on the part of all of its Directors an aggregate of $219,720 in retirement benefits.

     The "Trust Complex" consists of the Trust, Master Investment Trust, Series I, Time Horizon Funds, and Pacific Horizon Funds, Inc.

     As of March 31, 1999, the trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

MANAGER

     On June 8, 1997, BankAmerica Corporation ("BankAmerica"), the parent of Bank of America, entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities was merged into a wholly-owned subsidiary of BankAmerica. Upon consummation of those mergers on October 1, 1997, Bank America became the owner of the entire beneficial interest in Robertson, Stephens & Company Investment Management, L.P. ("RSIM").

     As of March 1, 1998, BankAmerica consolidated Bank of America's investment advisory division with RSIM. Bank of America informed the Trust that virtually all of the investment advisory, administrative, support and supervisory personnel at Bank of America who were responsible for providing services to the Trust became authorized to act on behalf of RSIM. No change in the investment advisory personnel or the research and support personnel servicing the Trust occurred as a result of the consolidation. As a part of the consolidation, on February 3, 1998, the Board of Trustees approved the assumption by RSIM of the management agreement between the Trust and Bank of America with respect to each Fund of the Trust.

     On April 13, 1998, BankAmerica and NationsBank Corp. announced a definitive agreement to merge and form a new holding company to be named BankAmerica Corporation ("New BankAmerica"). Following the announcement of the merger, BankAmerica determined to restructure its investment advisory business. On April 29, 1998, the Board of Trustees approved the reassumption by Bank of America of the management agreement with respect to each Fund of the Trust. RSIM and Bank of America informed the Trust that no change in the investment advisory personnel or the research and support personnel servicing the Trust would occur as a result of this restructuring. On October 1, 1998, the merger was consummated and Bank of America became an indirect, wholly-owned subsidiary of New BankAmerica.

     Pursuant to the Management Agreement with the Trust (the "Management Agreement"), Bank of America has agreed to provide investment advisory and administrative services to the Trust as described in the Prospectus. In providing management services to the Trust, Bank of America may use the services of officers who are employees of trust departments of Bank of America. Bank of America may also use officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation in providing management services to the Trust.

     The Management Agreement will continue in effect until October 31, 1998 and thereafter will be extended for successive one year periods with respect to a particular Fund, provided that each such extension is specifically approved (a) by vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a "majority of the outstanding voting securities" of the Funds. The Management Agreement may be terminated at any time without cause upon giving 60 days' prior written notice to the Manager.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     For the services provided and the expenses assumed pursuant to the Management Agreement the Trust shall pay the Manager a fee, computed daily and payable monthly, at the following annual rates of .22% of the average net assets of the Money Market Fund; .37% of the average net assets of the Managed Bond Fund; .48% of the average net assets of the Capital Income Fund; .53% of the average net assets of the Mid-Cap Equity Fund; .53% of the average net assets of the Blue Chip Fund; .61% of the average net assets of the Aggressive Growth Fund; and .66% of the average net assets of the International Fund. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund.

     For the period from commencement through December 31, 1997 and for the period January 1, 1998 through December 31, 1998, the following advisory fees were paid or payable to Bank of America by the Money Market, Managed Bond, Capital Income, Mid-Cap Equity, Blue Chip, Aggressive Growth and International
Funds:

                                                                     FOR THE PERIOD
                                                FOR THE PERIOD        MARCH 1, 1997
                                                JANUARY 1, 1998     (COMMENCEMENT OF
                                                    THROUGH        OPERATIONS) THROUGH
                                               DECEMBER 31, 1998    DECEMBER 31, 1997
                                               -----------------   -------------------
Money Market Fund............................      $ 13,367              $10,690
Managed Bond Fund............................      $ 57,215              $22,724
Capital Income Fund..........................      $105,339              $40,004
Blue Chip Fund...............................      $149,292              $47,469
Mid-Cap Equity Fund..........................      $ 70,459              $33,233
Aggressive Growth Fund.......................      $ 63,202              $35,507
International Fund...........................      $ 68,312              $37,725

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

     The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System issued a regulation and interpretation to the effect that the Glass-

Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof, from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

     The Manager believes that if the question were properly presented, a court should hold that the Manager may perform the services for the Trust contemplated by the Management Agreements, as described in the Prospectus and this SAI, without violating the Glass-Steagall Act or other applicable banking law or regulations. It should be noted, however, that no court has yet decided whether a national bank may perform services comparable to those performed by the Manager and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Manager from continuing to perform such services for the Trust or from continuing to purchase Fund shares for the accounts of its customers.

     As noted previously, the Funds are distributed by Provident Distributors, Inc. (the "Distributor"). If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Trust expects that the Manager would offer to perform some or all of the services now provided by the Distributor. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Funds and the Trust expect that the Manager's parent bank holding company would consider using one of its non-bank subsidiaries to provide some or all of the services now provided by the Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Manager or such a non-bank affiliate might offer to provide services for consideration by the Trust's Board of Trustees.

SUBADVISERS

     The Management Agreement authorize the Manager to use the services of any person the Manager believes will be appropriate and helpful to it in performing its duties to the Trust under the Management Agreement. Pursuant to this authority, the Manager has selected Scudder Kemper Investments, Inc. ("Scudder Kemper") to provide investment advisory services to the Managed Bond Fund and Wellington Management Company, LLP ("Wellington Management") to provide investment advisory services to the International Fund.

     For their services, the Subadvisers are entitled to receive fees from the Manager equal to the following annual percentages of the Funds' average daily net assets: Managed Bond Fund -- Scudder Kemper will receive .20% of the first $25 million, .15% of the next $25 million, and .10% of average daily net assets in excess of $50 million; International Fund -- Wellington Management will receive .40% of the first $50 million, .30% of the next $100 million, .25% of the next $350 million, and .20% of average daily net assets in excess of $500 million.

     Each Subadvisory Agreement contains provisions regarding annual renewal and termination similar to those of the Management Agreement.

DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") acts as distributor of the shares of the Trust pursuant to a Distribution Agreement with the Trust. The Distributor's principal offices are at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA, 19428-2961. Shares are sold on a continuous basis and distributed through the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Trust's shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement will continue in effect with respect to each Fund until October 31, 1998. Thereafter, if not terminated, the Distribution Agreement will continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a "majority of the outstanding voting securities" of the Funds.

     The Distribution Agreement may be terminated by the Trust at any time with respect to a Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Trust. The Distribution Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act) or purported assignment.

     The Distributor does not receive any compensation under the Distribution Agreement. In accordance with the terms of the Distribution Agreement, the Trust has agreed to indemnify the Distributor, to the extent permitted by applicable law, against certain liabilities under the Securities Act.

                            PERFORMANCE INFORMATION

     The discussion of performance information for the Funds presented below does not take into account the fees and charges which a Contract owner may incur at the level of the Separate Accounts or directly under the Contract. Accordingly, Contract owners should note that any performance figures computed in accordance with the procedures described below must be further reduced by the fees and charges incurred at the Separate Account and Contract levels. Performance for the Funds will not be advertised or included in sales literature unless accompanied by comparable information for a Separate Account to which the Fund offers its shares.

YIELD AND TOTAL RETURN

     YIELD CALCULATIONS FOR MONEY MARKET FUND. Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective yield = [(Base Period Return + 1) (To the power of 365/7)]-1

     The current yield for the Money Market Fund for the 7-day period ended December 31, 1998 was 4.56%. The effective yield for the Money Market Fund for the 7-day period ended December 31, 1998 was 4.66%.

     For the 30-day period ended December 31, 1998, the yield for the Money Market Fund was 4.56%.

     YIELD CALCULATIONS FOR OTHER FUNDS. The yield for Funds other than the Money Market Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus accrued expenses, net of reimbursements. This calculation can be expressed as follows:

                                     a-b
                      Yield = 2 [(     cd       + 1)6 - 1]

     Where:  a = dividends and interest earned during the period.

              b = expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d = maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     For the 30-day period ended December 31, 1998, the yields for the Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund and Aggressive Growth Fund were 4.84%, 2.69%, 0.70%, 0.19% and -0.12%, respectively. Yield is not calculated for the International Fund.

     TOTAL RETURN CALCULATIONS. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                              T = [(ERV/P)1/n - 1]

     Where:  T    = average annual total return.

              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

              P    = hypothetical initial payment of $1,000.

              n    = period covered by the computation, expressed in terms of
                     Years.

     The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

                     aggregate total return = [(ERV/P - 1)]

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment, the deduction of a proportional share of all Trust expenses on an annual basis, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The aggregate total returns (not annualized) for the period beginning January 1, 1998 through December 31, 1998 for the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund were 5.07%, 6.89%, 7.06%, 27.20%, 17.18%, (1.77)% and 11.63%, respectively.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Delaware business trust that was organized on September 25, 1996. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Trust's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information" above.

     Shares representing beneficial interests in a Fund are entitled to participate in the dividends and distributions declared by the Board of Trustees and in the net distributable assets of the Fund on liquidation. The Funds' shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, a Fund's shares will be fully paid and non assessable.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Trustees. Shares have cumulative voting rights to the extent they may be required by applicable law. Additionally, shareholders will vote in the aggregate and not by series, except as required by law or when permitted by the Board of Trustees. For a further discussion of voting rights, see the prospectus for the applicable Contract.

     The Funds do not presently intend to hold annual meetings of shareholders to elect trustees or for other business unless and until such time as less than a majority of the trustees holding office have been elected by the shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more trustees. Such meetings will be held when requested by the shareholders of 10% or more of the Trust's outstanding shares of beneficial interest. Each Fund will assist in shareholder communications in such matters to the extent required by law and the Trust's undertaking with the SEC.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

     Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the shares of the Trust.

     The Declaration of Trust of the Trust provide that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

     As of the date of the Prospectus and Statement of Additional Information, all of the outstanding shares of the Funds were owned by Pacific Life and Pacific Asset Management LLC, a wholly owned subsidiary of Pacific Life.

REPORTS

     Contract owners will receive unaudited semi-annual reports describing the Trust's investment operations and annual financial statements audited by independent auditors. Copies of the Trust's annual report to shareholders may be obtained at no charge by writing or telephoning the Trust at (800) 722-5558.

SUPPORT SERVICES AGREEMENT

     Pursuant to an agreement between the Trust and Pacific Life, Pacific Life provides support services to the Trust for a fee of .16% of average daily net assets annually. Such support services include: coordinating matters related to the Separate Accounts, maintaining books and records of the Separate Accounts, and preparing necessary documents for filing with the SEC and other federal and state regulatory authorities as may be required.

CUSTODIAN, SUB-ADMINISTRATOR AND FUND ACCOUNTING AGENT

     Pursuant to a Custodian Agreement between PNC Bank, N.A. ("PNC Bank") and the Trust, PNC Bank serves as custodian for the Funds. As custodian of the Trust's assets, PNC Bank: (i) maintains a separate account or accounts in the name of the respective Funds; (ii) holds and disburses portfolio securities;
(iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; and (v) makes periodic reports concerning its duties.

     Pursuant to a Subcustodian Agreement among PNC Bank, the Fund and Morgan Stanley Trust Company ("Morgan"), Morgan maintains the Trust's foreign securities holdings. Morgan may hold the foreign securities at its principal office in the United States or at any branch of Morgan or other bank or depository with which Morgan or its subcustodians may contract, which is an eligible foreign subcustodian or depository, subject to the approval of the Board.

     In addition, Bank of America has contracted with PFPC Inc. ("PFPC"), which is an indirect wholly owned subsidiary of PNC Bank Corp., to provide the Funds with certain subadministration services, and the Trust has contracted with PFPC to provide the Funds with certain accounting services pursuant to a Sub-Administration and Accounting Services Agreement. Under the Sub-Administration and Accounting Services Agreement, PFPC has agreed to provide certain subadministration, accounting, bookkeeping, pricing, dividend distribution calculation, and disbursing services with respect to the Trust. The monthly fees charged by PFPC under the Fund Sub-Administration and Accounting Agreement for sub-administration services are paid by the Manager. The monthly fees charged by PFPC under the Sub-Administration and Accounting Services Agreement for accounting services are paid by the Funds.

     Pacific Life serves as transfer agent for the Funds.

COUNSEL

     Vedder, Price, Kaufman & Kammholz serves as counsel to the Trust.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP currently serves as independent accountants of each Fund.

CAPITALIZATION

     Pacific Life paid the Trust's expenses in connection with the Trust's organization and establishment of the initial seven Funds.

FINANCIAL STATEMENTS

     The Annual Report for the Trust for the fiscal year ended December 31, 1998 (the "Annual Report") accompanies this Statement of Additional Information. The 1998 financial statements and notes thereto in the Annual Report are incorporated into this Statement of Additional Information by reference, and have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The annual report for the Trust for the period from March 1, 1997 (commencement of operations) to December 31, 1997 was audited by KPMG LLP, whose report thereon is included in such annual report, and is also incorporated by reference.

MISCELLANEOUS

     As of April 15, 1999 Pacific Life and PAM beneficially owned the following percentages of the outstanding shares of the Funds respectively: 30,88% and 69.12% of the Money Market Fund; 69.17% and 30,83% of the Managed Bond Fund; 75.72% and 24.28% of the Capital Income Fund; 77.91% and 22.09% of the Blue Chip Fund; 54.11% and 45.89% of the Mid-Cap Equity Fund; 46.67% and 53.33% of the Aggressive Growth Fund; and 48.41% and 51.59% of the International Fund. Pacific Life and PAM will exercise voting rights attributable to any shares of the Trust owned by them in accordance with voting instructions received by owners of the Contracts issued by Pacific Life. To this extent, as of April 15, 1999 Pacific Life and PAM did not exercise control over any Fund.

     As of April 15, 1999 no variable contract owner had an interest with respect to 5% or more of the outstanding shares of a Fund.

     As used in the Prospectus and this SAI, a "vote of a majority of the outstanding shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests or shares of a Fund, or (b) 67% of the interests or shares of a Fund present at a meeting at which more than 50% of the outstanding interests or shares of a Fund are represented in person or by proxy.

     The Prospectus relating to the Funds and this SAI omit certain information contained in the Trust's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" -- Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" -- Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" -- Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

     "B" -- Issue has only a speculative capacity for timely payment.

     "C" -- Issue has a doubtful capacity for payment.

     "D" -- Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" -- Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" -- Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" -- Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" -- Issuer does not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps or investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "Duff 1+" -- Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "Duff 1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "Duff 1-" -- Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "Duff 2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "Duff 3" -- Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "Duff 4" -- Debt possesses speculative investment characteristics.

     "Duff 5" -- Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" -- Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" -- Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" -- Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" -- Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" -- Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" -- Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; nonUnited States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" -- This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" -- This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" -- This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" -- This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" -- Obligations are supported by the highest capacity for timely repayment.

     "A1" -- Obligations are supported by a strong capacity for timely repayment.

     "A2" -- Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

     "A3" -- Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     "B" -- Obligations' capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

     "C" -- Obligations have an inadequate capacity to ensure timely repayment.

     "D" -- Obligations have a high risk of default or are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" -- This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" -- Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" -- Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" -- Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC," and "C" -- Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "CI" -- This rating is reserved for income bonds on which no interest is being paid.

     "D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" -- Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" -- Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (--) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

     The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" -- Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" -- Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" -- Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" -- Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" -- Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" -- Bonds considered to be investment grade and of very high credit quality. The obligors ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -- Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     "AAA" -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     "AA" -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     "A" -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     "BB," "B," "CCC," "CC," and "C" -- Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

     "AA" -- This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     "A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" -- This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," -- These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" -- This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

     "SP-1" -- The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" -- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" -- Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" -- Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" -- Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" -- Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" -- Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                               FUTURES CONTRACTS

     As stated in the Prospectus, the Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using future contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLES OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a stock fund (Portfolio 1) tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Manager wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Manager believes that, because of an anticipated rise in interest rates, the value will decline to 95. A Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Manager or a Subadviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLES OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Manager wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Manager believes that, because of an anticipated fall in interest rates, the-price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contract purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 9 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchases.

     The Manager or a Subadviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  STOCK INDEX FUTURES CONTRACTS

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Funds will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restrictive index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE
               HEDGE OBJECTIVE: PROTECT AGAINST INCREASING PRICE

                    FUND                                          FUTURES
                    ----                                          -------
                                               -- Day Hedge is Placed --

Anticipate Buying $62,500                      Buying 1 Index Futures at 125
  Portfolio 2                                  Value of Futures = $62,500/Contract

                                               -- Day Hedge is Lifted --

Buy Portfolio 2 with                           Sell 1 Index Futures at 130
  Actual Cost = $65,000                        Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500            Gain on Futures = $2,500

                     HEDGING A STOCK FUND: SELL THE FUTURE
          HEDGE OBJECTIVE: PROTECT AGAINST DECLINING VALUE OF THE FUND

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 X $500 = $62,500
Fund Beta Relative to the Index = 1.0

                    FUND                                          FUTURES
                    ----                                          -------
                                               -- Day Hedge is Placed --

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
  Portfolio 2                                  Value of Futures = $1,000,000

                                               -- Day Hedge is Lifted --

Portfolio 2-Own Stock with                     Buy 16 Index Future at 120
  Value = $960,000                             Value of Futures = $960,000
  Loss in Fund Value = $40,000                 Gain on Futures = $40,000

     If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE
               HEDGE OBJECTIVE: PROTECT AGAINST INCREASING PRICE

                    FUND                                          FUTURES
                    ----                                          -------
                                               -- Day Hedge is Placed --

Anticipate Buying $62,500                      Buying 1 Index Futures at 125
  Portfolio 2                                  Value of Futures = $62,500/Contract

                                               -- Day Hedge is Lifted --

Buy Portfolio 2 with                           Sell 1 Index Futures at 120
  Actual Cost = $60,000                        Value of Futures = $60,000/Contract
Decrease in Purchase Price = $2,500            Loss on Futures = $2,500

                     HEDGING A STOCK FUND: SELL THE FUTURE
          HEDGE OBJECTIVE: PROTECT AGAINST DECLINING VALUE OF THE FUND

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 X $500 = $62,500
Fund Beta Relative to the Index = 1.0

                    FUND                                          FUTURES
                    ----                                          -------
                                               -- Day Hedge is Placed --

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
  Portfolio 2                                  Value of Futures = $1,000,000

                                               -- Day Hedge is Lifted --

Portfolio 2-Own Stock with                     Buy 16 Index Future at 130
  Value = $1,040,000                           Value of Futures = $1,040,000
  Gain in Fund Value = $40,000                 Loss on Futures = $40,000

III.  FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Manager may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  OPTIONS ON FUTURES CONTRACTS

     Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VI.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movement in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment Manager. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Manager. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Manager may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event

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

futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund is also subject to the ability of the Manager or a Subadviser to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VII.  OTHER HEDGING TRANSACTIONS

     The Funds presently intend to use interest rate futures contracts, stock index futures contracts and foreign currency futures contracts in connection with their hedging activities. Nevertheless, each of the Funds is authorized to enter into hedging transactions in any other futures contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the Manager or a Subadviser, transactions therein are necessary or advisable.

VIII.  ACCOUNTING AND TAX TREATMENT

     Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

     Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by the Funds may be subject to the "marking-to-market" process but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.